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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2010

Date of reporting period:	October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

October 31, 2010

PIMCO Corporate Income Fund

PIMCO Income Opportunity Fund

Contents

Letter to Shareholders	2-3

Fund Insights/Fund Performance & Statistics	4-9

Schedules of Investments	10-32

Statements of Assets and Liabilities	33

Statements of Operations	34

Statements of Changes in Net Assets	35-36

Statements of Cash Flows	37

Notes to Financial Statements	38-63

Financial Highlights	64-65

Report of Independent Registered Public Accounting Firm	66

Annual Shareholder Meeting Results/Changes to Board of Trustees/Tax Information	67

Changes in Investment Policies/Portfolio Management Change — Corporate Income	68-69

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	70-74

Privacy Policy	75

Proxy Voting Policies & Procedures	76

Dividend Reinvestment Plan	77

Board of Trustees	78-79

Fund Officers	80

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	1

Dear Shareholder:

Corporate bond investors enjoyed excellent returns for the fiscal year ended October 31, 2010. These gains were accompanied by a gradual but erratic recovery of both the U.S. and global economies, leaving behind the severe downturn that ended in mid-2009.

Hans W. Kertess Chairman

Twelve Months in Review
For the fiscal year ended October 31, 2010:

• PIMCO Corporate Income Fund returned 38.36% on net asset value (“NAV”) and 41.86% on market price.
• PIMCO Income Opportunity Fund returned 37.89% on NAV and 39.51% on market price.	Brian S. Shlissel President & CEO

The U.S. economy, as measured by gross domestic product (“GDP”) expanded at a revised rate of 2.6% during the third quarter of calendar year 2010. This was a reversal of what had been a de-accelerating trend from the fourth quarter of 2009 to the second quarter of this year, in which GDP fell from a 5.0% to a 1.7% pace. In contrast to that period, which was to a large degree supported by external efforts such as the federal government’s stimulus package, growth now appears to be largely organic. Manufacturing is increasingly robust, exports are picking up and the American consumer is beginning to spend — albeit cautiously — again.

As the economy lost steam, the U.S. Federal Reserve (the “Fed”) revealed that it would resume purchasing U.S. Treasury bonds — a reversal of its position earlier in the year. The goal behind this so-called “quantitative easing” would be to boost economic activity by pushing already low interest rates even lower. The Fed also held the closely-watched Federal Funds rate near zero and indicated it would continue to do so for the foreseeable future. Ben Bernanke, the Fed chairman, described economic conditions as “unusually uncertain.”

This uncertainty — along with concerns over changes in taxes and other legislative policies — resulted in continued corporate cost-cutting, and has largely repressed any inclination for companies to spend and hire. Combined with the low cost of capital, this has helped companies amass record amounts of cash. According to Federal Reserve data, at June 30, 2010, corporate America was sitting on an estimated $1.84 trillion — up 18% from June 30, 2009. It is no coincidence, therefore, that corporate debt default rates are plunging. Moody’s Investors Service, which tracks the corporate debt market, predicts default rates will fall below 3% by the end of 2010. This is regarded as a healthy figure, which has not been so low since August 2008.

PIMCO Corporate Income Fund
2	PIMCO Income Opportunity Fund Annual Report | 10.31.10

The Road Ahead

We expect the U.S. economy will continue to recover at a sluggish pace. This will probably keep interest rates at record low levels for the near term. In fact, now that the Federal Reserve has indicated that it will embark on another round of quantitative easing, rates may drop even lower. However, lowering rates to boost economic activity is ultimately contradictory, since any significant economic revival would at some point result in higher rates. This interest rate risk, along with credit risk, currency risk and other variables, must be monitored carefully.

As 2010 draws to a close, it is clear that this growing economic strength has been largely supportive for corporate bonds. Across virtually every sector of the economy, corporate profits have been solid, and in some cases, spectacular. This is reflected in the record amount of cash held by U.S. Firms — nearly $2 trillion, according to the Federal Reserve. This in turn has meant a declining number of corporate defaults, as most firms can easily meet their debt obligations to bondholders. This has proven to be particularly rewarding for corporate securities with longer maturities or lower credit ratings, a trend that may continue into 2011 as the economy continues to grow. This outlook is tempered to some degree by the possibility that as the expansion continues, it would put upward pressure on interest rates — thus increasing borrowing costs.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	3

PIMCO Corporate Income Fund Fund Insights

October 31, 2010 (unaudited)

For the fiscal year ended October 31, 2010, PIMCO Corporate Income Fund returned 38.36% on NAV and 41.86% on market price.

The reporting period encompassed a strong environment for corporate debt markets. While there was significant volatility along the way, including intermittent “flight to quality” trades into U.S. Treasuries as concerns about the global economy waxed and waned, overall investors appeared to regain their appetite for credit and emerging markets risk. Relative to the moderate 8.01% return for the core U.S. fixed income market (as measured by the Barclays Capital U.S. Aggregate Index), high yield and investment grade debt returned 19.35% and 11.61%, respectively (as measured by the Barclays Capital U.S. High Yield and U.S. Corporate Indices) for the reporting period.

The benefits of strong sector selection

The Fund’s exposure to the life insurance and airline sectors enhanced performance. Life companies were one of the best performing corporate sectors during the period as strong results from key companies boosted the sector’s overall credit profile. Airline issues, particularly enhanced equipment trusts certificates (“EETCs”), gained as the credit of airlines improved, providing support to the valuations of both their unsecured debt and EETC issues.

An allocation to emerging market bonds also benefitted returns as the JPMorgan EMBI Global Index advanced 17.70% during the period on investors’ rising risk tolerance as well as relatively strong growth in the developing world.

An underweight to deep cyclical credits such as entertainment, gaming, home construction, lodging, retailers, and textile corporate bonds hindered performance relative to the broader corporate bond market, as these issues, represented by the consumer cyclical component of the Barclays Capital U.S. Credit Index, outpaced most other corporate sectors during the period.

PIMCO Corporate Income Fund
4	PIMCO Income Opportunity Fund Annual Report | 10.31.10

Despite posting positive returns, the Fund’s tactical exposure to agency mortgage-backed securities (“MBS”), dampened relative performance as these securities, represented by the Barclays Capital Fixed-Rate MBS Index, underperformed most other fixed income sectors during the time period.

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	5

PIMCO Corporate Income Fund

Fund Performance & Statistics

October 31, 2010 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	41.86%	38.36%
5 Year	13.40%	13.44%
Commencement of Operations (12/21/01) to 10/31/10	12.12%	12.51%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/21/01) to 10/31/10	Market Price	$16.24
NAV	NAV	$15.51
Market Price	Premium to NAV	4.71%
	Market Price Yield(2)	7.85%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends. An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at October 31, 2010.

PIMCO Corporate Income Fund
6	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Income Opportunity Fund Fund Insights

October 31, 2010 (unaudited)

For the fiscal year ended October 31, 2010, PIMCO Income Opportunity Fund returned 37.89% on NAV and 39.51% on market price.

The reporting period encompassed a strong environment for corporate debt markets. While there was significant volatility along the way, including intermittent “flight to quality” trades into U.S. Treasuries as concerns about the global economy waxed and waned, overall investors appeared to regain their appetite for credit and emerging markets risk. Relative to the moderate 8.01% return for the core U.S. fixed income market (as measured by the Barclays Capital U.S. Aggregate Index), high yield and investment grade debt returned 19.35% and 11.61%, respectively (as measured by the Barclays Capital U.S. High Yield and U.S. Corporate Indices) for the reporting period.

The benefits of strong sector selection

At the sector level, the Fund’s allocation to high-quality commercial mortgage-backed securities (CMBS) supported performance, as the sector (as measured by the Barclays Capital CMBS Index) posted a strong return due in part to investors’ demand for yield.

The Fund’s exposure to the life insurance and airline sectors also enhanced performance. Life insurance companies were one of the best performing corporate sectors during the period, as strong results from key companies boosted the sector’s overall credit profile. Airline issues, particularly enhanced equipment trusts certificates (“EETCs”), gained as the credit of airlines improved, providing support to the valuations of both their unsecured debt and EETC issues.

An allocation to emerging market bonds also benefitted returns as the JPMorgan EMBI Global Index advanced 17.70% during the period on investors’ rising risk tolerance as well as relatively strong growth in the developing world.

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	7

PIMCO Income Opportunity Fund Fund Insights

October 31, 2010 (unaudited) (continued)

An underweight to deep cyclical credits such as entertainment, gaming, home construction, lodging, retailers, and textile corporate bonds hindered performance relative to the broader corporate bond market, as these issues, represented by the consumer cyclical component of the Barclays Capital U.S. Credit Index, outpaced most other corporate sectors during the period.

Despite posting positive returns, the Fund’s tactical exposure to agency mortgage-backed securities (“MBS”), dampened relative performance as these securities, represented by the Barclays Capital Fixed-Rate MBS Index, underperformed most other fixed income sectors during the time period.

PIMCO Corporate Income Fund
8	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Income Opportunity Fund

Fund Performance & Statistics

October 31, 2010 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	39.51%	37.89%
Commencement of Operations (11/30/2007) to 10/31/10	13.29%	15.20%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (11/30/2007) to 10/31/10	Market Price	$26.92
NAV	NAV	$26.97
Market Price	Discount to NAV	(0.19)%
	Market Price Yield(2)	7.89%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends. An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of ordinary income) payable to shareholders by the market price per share at October 31, 2010.

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	9

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 72.3%

Airlines – 2.4%
	American Airlines Pass Through Trust,
$174	6.978%, 10/1/12	Ba1/BBB	$176,756
1,000	7.858%, 4/1/13 (AGC)	Ba1/BBB-	1,046,200
1,972	10.375%, 1/2/21	Baa3/A-	2,357,137
2,300	American Airlines, Inc., 10.50%, 10/15/12	B2/B	2,512,750
2,003	Continental Airlines Pass Through Trust, 9.798%, 4/1/21	Ba3/B	2,003,432
114	Delta Air Lines, Inc., 6.619%, 9/18/12	WR/BBB	115,973
8,601	Northwest Airlines, Inc., 7.15%, 4/1/21 (MBIA)	Ba3/BB+	8,686,666
	United Air Lines Pass Through Trust,
1,425	7.336%, 1/2/21 (a) (b) (d) (k) (acquisition cost-$1,424,623; purchased 6/19/07)	Ba2/B+	1,367,638
2,924	10.40%, 5/1/18	Baa2/BBB+	3,303,636
			21,570,188
Automotive – 0.2%
1,500	Ford Motor Co., 9.98%, 2/15/47	Ba3/B	1,876,875
Banking – 11.0%
4,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, 6.523%, 11/8/12 (a) (d) (h)	Ba3/BB	3,520,000
2,400	AgFirst Farm Credit Bank, 7.30%, 11/29/10 (a) (b) (d) (h) (k) (acquisition cost-$1,904,000; purchased 2/26/10-3/2/10)	NR/A	2,035,178
800	Allied Irish Banks PLC, 10.75%, 3/29/17	Ba3/BB	664,000
1,150	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/BB	1,167,250
	Barclays Bank PLC,
4,600	7.434%, 12/15/17 (a) (d) (h) (j)	Baa2/A-	4,715,000
7,760	10.179%, 6/12/21 (a) (d) (j)	Baa1/A	10,360,826
£200	14.00%, 6/15/19 (h)	Baa2/A-	412,491
$2,000	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Baa3/BBB-	2,053,688
1,000	HSBC Capital Funding L.P., 10.176%, 6/30/30 (h)	A3/A-	1,325,000
25,290	Rabobank Nederland NV, 11.00%, 6/30/19 (a) (d) (h) (j)	A2/AA-	33,864,777
	Regions Financial Corp.,
1,900	7.375%, 12/10/37	Ba1/BB+	1,719,401
3,400	7.75%, 11/10/14	Baa3/BBB-	3,723,962
31,974	State Street Capital Trust III, 8.25%, 3/15/11 (h) (j)	Baa1/BBB+	32,576,710
			98,138,283
Building & Construction – 0.3%
1,000	Desarrolladora Homex SAB De C.V., 9.50%, 12/11/19 (a) (d)	Ba3/BB-	1,161,250
1,700	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	Ba1/BBB-	1,743,104
			2,904,354
Energy – 0.5%
4,300	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B	Caa2/B-	3,999,000
Financial Services – 39.4%
	Ally Financial, Inc.,
130	2.192%, 12/15/11, FRN	B3/B	127,563
50	2.227%, 1/16/12, FRN	B3/B	49,063
115	2.327%, 1/17/12, FRN	B3/B	112,844
149	2.392%, 12/15/11, FRN	B3/B	146,206
100	2.407%, 2/15/12, FRN	B3/B	98,125

PIMCO Corporate Income Fund
10	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$3,000	2.497%, 12/1/14, FRN	B3/B	$2,685,150
76	2.557%, 2/15/12, FRN	B3/B	74,575
40	2.642%, 3/15/12, FRN	B3/B	39,250
240	5.35%, 1/15/14	B3/B	230,483
70	5.75%, 1/15/14	B3/B	68,018
372	5.85%, 6/15/13	B3/B	364,035
6,650	6.00%, 12/15/11	B3/B	6,786,352
225	6.00%, 7/15/13	B3/B	220,791
34	6.00%, 3/15/19	B3/B	29,665
494	6.00%, 9/15/19	B3/B	432,063
492	6.05%, 8/15/19	B3/B	431,373
659	6.125%, 10/15/19	B3/B	581,801
343	6.15%, 9/15/19	B3/B	303,216
5	6.15%, 10/15/19	B3/B	4,422
10	6.20%, 4/15/19	B3/B	8,848
517	6.25%, 12/15/18	B3/B	458,308
10	6.25%, 4/15/19	B3/B	8,868
182	6.25%, 5/15/19	B3/NR	161,472
10	6.25%, 7/15/19	B3/B	8,892
620	6.30%, 8/15/19	B3/B	553,574
210	6.35%, 5/15/13	B3/B	208,191
5	6.35%, 7/15/19	B3/B	4,477
158	6.40%, 12/15/18	B3/B	141,447
133	6.50%, 2/15/16	B3/B	126,103
771	6.50%, 6/15/18	B3/B	703,812
666	6.50%, 11/15/18	B3/B	599,154
879	6.50%, 12/15/18	B3/B	791,872
11	6.50%, 5/15/19	B3/B	9,940
55	6.50%, 1/15/20	B3/B	48,960
78	6.60%, 5/15/18	B3/B	72,243
476	6.65%, 6/15/18	B3/B	441,257
770	6.65%, 10/15/18	B3/B	701,334
682	6.70%, 6/15/18	B3/B	631,104
250	6.70%, 11/15/18	B3/B	228,079
499	6.70%, 12/15/19	B3/B	450,665
896	6.75%, 7/15/12	WR/NR	889,398
195	6.75%, 8/15/16	B3/B	186,815
10	6.75%, 6/15/17	B3/B	9,653
26	6.75%, 3/15/18	B3/B	24,509
554	6.75%, 7/15/18	B3/B	517,537
113	6.75%, 9/15/18	B3/B	104,029
432	6.75%, 10/15/18	B3/B	395,649
125	6.75%, 11/15/18	B3/B	114,333
293	6.75%, 5/15/19	B3/B	268,957
182	6.75%, 6/15/19	B3/B	167,336
682	6.80%, 9/15/18	B3/B	629,809
135	6.80%, 10/15/18	B3/B	124,126
30	6.85%, 5/15/18	B3/B	28,219
80	6.875%, 7/15/18	B3/B	74,818
133	6.90%, 6/15/17	B3/B	129,449
535	6.90%, 7/15/18	B3/B	501,404
320	6.90%, 8/15/18	B3/B	298,631
2,500	7.00%, 2/1/12	B3/B	2,573,118

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	11

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$133	7.00%, 2/15/18	B3/B	$127,667
509	7.00%, 5/15/18	B3/B	481,114
60	7.00%, 8/15/18	B3/B	56,335
975	7.00%, 9/15/18	B3/B	911,005
560	7.00%, 11/15/23	B3/B	504,443
107	7.05%, 3/15/18	B3/B	102,635
33	7.05%, 4/15/18	B3/B	31,527
105	7.125%, 10/15/17	B3/B	102,754
148	7.15%, 6/15/16	B3/B	144,931
143	7.15%, 9/15/18	B3/B	134,921
210	7.15%, 1/15/25	B3/B	188,368
270	7.25%, 9/15/17	B3/B	264,694
17	7.25%, 4/15/18	B3/B	16,250
1,215	7.25%, 8/15/18	B3/B	1,157,653
385	7.25%, 9/15/18	B3/B	365,452
50	7.25%, 3/15/25	B3/B	45,100
227	7.30%, 12/15/17	B3/B	223,005
61	7.30%, 1/15/18	B3/B	59,774
12,781	7.375%, 11/15/16	B3/B	12,699,713
80	7.375%, 4/15/18	B3/B	77,871
20	7.40%, 12/15/17	B3/B	19,455
16	7.50%, 11/15/16	B3/B	15,930
45	7.50%, 11/15/17	B3/B	44,810
23	7.50%, 12/15/17	B3/B	22,835
27	7.625%, 11/15/12	B3/B	26,991
266	9.00%, 7/15/20	B3/B	267,454
2,000	American Express Co., 6.80%, 9/1/66, (converts to FRN on 9/1/16)	Baa2/BB	2,022,500
	American General Finance Corp.,
€1,500	4.125%, 11/29/13	B3/B	1,789,490
$5,000	5.375%, 10/1/12	B3/B	4,775,000
2,200	5.40%, 12/1/15	B3/B	1,798,500
3,000	6.90%, 12/15/17	B3/B	2,512,500
5,000	BAC Capital Trust XIV, 5.63%, 3/15/12 (h)	Ba3/BB	3,575,000
	BNP Paribas (h),
13,000	5.186%, 6/29/15 (a) (d) (j)	Baa1/A	12,545,000
6,700	7.195%, 6/25/37 (a) (d) (j)	Baa1/A	6,817,250
€350	7.781%, 7/2/18	Baa1/A	525,382
$3,300	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)	NR/B-	2,305,684
1,790	Capital One Bank USA N.A., 8.80%, 7/15/19 (j)	A3/BBB	2,274,088
1,500	Capital One Capital V, 10.25%, 8/15/39	Baa3/BB	1,636,875
3,300	Capital One Capital VI, 8.875%, 5/15/40	Baa3/BB	3,506,250
1,871	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (d)	Baa3/BBB-	2,017,847
2,000	Cemex Finance LLC, 9.50%, 12/14/16 (a) (d)	NR/B	2,030,000
	CIT Group, Inc.,
487	7.00%, 5/1/13	B3/B+	495,125
980	7.00%, 5/1/14	B3/B+	989,713
280	7.00%, 5/1/15	B3/B+	280,964
466	7.00%, 5/1/16	B3/B+	467,107
653	7.00%, 5/1/17	B3/B+	653,134
1,600	Citigroup, Inc., 6.125%, 8/25/36	Baa1/A-	1,553,432
16,700	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB-	17,555,875

PIMCO Corporate Income Fund
12	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
	Credit Agricole S.A. (a) (d) (h),
$2,800	6.637%, 5/31/17	A3/A-	$2,684,500
6,000	8.375%, 10/13/19 (j)	A3/A-	6,585,000
€8,000	FCE Bank PLC, 7.125%, 1/15/13	Ba2/BB-	11,814,154
	Ford Motor Credit Co. LLC,
$1,000	5.625%, 9/15/15	Ba2/B+	1,061,974
3,700	7.80%, 6/1/12	Ba2/B+	3,989,410
3,500	8.00%, 12/15/16	Ba2/B+	4,103,663
1,000	12.00%, 5/15/15	Ba2/B+	1,282,950
	General Electric Capital Corp.,
10,100	6.375%, 11/15/67, (converts to FRN on 11/15/17) (j)	Aa3/A+	10,062,125
£500	6.50%, 9/15/67, (converts to FRN on 9/15/17) (a) (d)	Aa3/A+	747,439
	Goldman Sachs Group, Inc. (j),
$4,000	6.45%, 5/1/36	A2/A-	4,080,716
7,000	6.75%, 10/1/37	A2/A-	7,372,421
	International Lease Finance Corp.,
1,225	0.639%, 7/13/12, FRN	B1/BB+	1,148,505
8,800	5.30%, 5/1/12	B1/BB+	8,976,000
5,400	5.40%, 2/15/12	B1/BB+	5,521,500
6,950	5.55%, 9/5/12	B1/BB+	7,123,750
1,500	5.65%, 6/1/14	B1/BB+	1,507,500
3,000	6.625%, 11/15/13	B1/BB+	3,105,000
1,000	8.625%, 9/15/15 (a) (d)	B1/BB+	1,127,500
11,000	JPMorgan Chase & Co., 7.90%, 4/30/18 (h)	Baa1/BBB+	11,765,743
7,100	JPMorgan Chase Capital XVIII, 6.95%, 8/1/66, (converts to FRN on 8/17/36) (j)	A2/BBB+	7,168,934
4,100	JPMorgan Chase Capital XX,
	6.55%, 9/15/66, (converts to FRN on 9/15/36)	A2/BBB+	3,991,075
	LBG Capital No.1 PLC,
€300	7.375%, 3/12/20	Ba3/BB-	397,815
£100	7.588%, 5/12/20	Ba3/BB-	151,886
£400	7.869%, 8/25/20	Ba3/BB-	610,742
$12,700	7.875%, 11/1/20	Ba3/BB-	12,636,500
17,500	8.00%, 6/15/20 (a) (d) (g) (h)	NR/B+	16,363,448
8,500	8.50%, 12/17/21 (a) (d) (g) (h)	NR/B+	7,944,387
£300	11.04%, 3/19/20	Ba3/BB-	532,400
£3,100	LBG Capital No.2 PLC, 9.125%, 7/15/20	Ba2/BB	4,948,846
$13,000	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18 (f)	WR/NR	3,038,750
4,100	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (h)	Ba2/BB-	3,997,500
	SLM Corp.,
1,151	3.535%, 11/1/13, FRN	Ba1/BBB-	1,057,389
€1,500	4.75%, 3/17/14	Ba1/BBB-	1,948,376
$3,500	5.00%, 10/1/13	Ba1/BBB-	3,517,524
700	8.00%, 3/25/20	Ba1/BBB-	708,789
13,500	8.45%, 6/15/18	Ba1/BBB-	14,162,823
€4,000	Societe Generale, 7.756%, 5/22/13 (h)	Baa2/BBB+	5,670,794
$4,000	UBS Preferred Funding Trust II, 7.247%, 6/26/11 (h)	Baa3/BBB-	4,049,688
5,700	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h)	Baa3/BBB-	5,693,160
5,700	USB Capital IX, 6.189%, 4/15/11 (h)	A3/BBB+	4,531,500
12,100	Wachovia Capital Trust III, 5.80%, 3/15/11 (h)	Ba1/A-	10,769,000
14,000	Wells Fargo & Co., 7.98%, 3/15/18 (h)	Ba1/A-	14,770,000
7,200	Wells Fargo Capital X, 5.95%, 12/15/86, (converts to FRN on 12/15/36) (j)	Baa2/A-	6,746,954

PIMCO Corporate Income Fund
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PIMCO Corporate Income Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$4,600	Wells Fargo Capital XIII, 7.70%, 3/26/13 (h)	Ba1/A-	$4,795,500
			350,664,418
Food & Beverage – 0.0%
100	American Stores Co., 8.00%, 6/1/26	Ba3/B+	85,750
Healthcare & Hospitals – 2.1%
	HCA, Inc.,
10,000	7.875%, 2/15/20	Ba3/BB	11,125,000
3,600	8.50%, 4/15/19	Ba3/BB	4,068,000
3,500	9.625%, 11/15/16, PIK	B2/BB-	3,815,000
			19,008,000
Hotels/Gaming – 0.6%
	MGM Resorts International,
700	10.375%, 5/15/14	B1/B	791,000
1,050	11.125%, 11/15/17	B1/B	1,212,750
1,000	13.00%, 11/15/13	B1/B	1,193,750
2,307	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d)	Baa3/BB+	2,363,701
			5,561,201
Insurance – 12.8%
15,700	American General Capital II, 8.50%, 7/1/30	Ba2/B	16,347,625
9,000	American General Institutional Capital B, 8.125%, 3/15/46 (a) (d)	Ba2/B	9,225,000
	American International Group, Inc.,
CAD 3,100	4.90%, 6/2/14	A3/A-	2,975,251
$5,100	6.25%, 5/1/36 (j)	A3/A-	5,106,375
32,750	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	35,124,375
18,700	8.25%, 8/15/18 (j)	A3/A-	22,416,625
£4,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	6,619,033
$2,600	Genworth Financial, Inc., 8.625%, 12/15/16 (j)	Baa3/BBB	2,974,054
5,000	Metlife Capital Trust IV, 7.875%, 12/15/67 (a) (d)	Baa2/BBB	5,425,000
6,800	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d) (j)	A3/A-	8,258,151
			114,471,489
Metals & Mining – 0.5%
200	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	Baa3/BBB-	226,535
4,000	Gerdau Holdings, Inc., 7.00%, 1/20/20 (a) (d)	NR/BBB-	4,555,000
			4,781,535
Paper/Paper Products – 0.1%
850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (a) (d)	B2/B-	658,750
Telecommunications – 1.8%
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	Baa3/BBB-	8,118,000
5,360	Qwest Corp., 7.20%, 11/10/26 (j)	Baa3/BBB-	5,427,000
€1,300	Wind Acquisition Finance S.A., 11.75%, 7/15/17	B2/B+	2,032,729
			15,577,729
Transportation – 0.1%
$688	Federal Express Corp. Pass Through Trust, 7.65%, 1/15/14	Baa2/BBB	690,252

PIMCO Corporate Income Fund
14	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Utilities – 0.5%
$1,234	East Coast Power LLC, 7.066%, 3/31/12	Baa3/BBB	$1,270,771
2,180	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a) (d)	Ba2/B+	2,144,575
1,100	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	Ba1/BBB-	1,057,346
			4,472,692
Total Corporate Bonds & Notes (cost-$547,736,762)			644,460,516

MORTGAGE-BACKED SECURITIES – 16.4%

1,913	American Home Mortgage Assets, 0.486%, 9/25/46, CMO, FRN	Ca/CCC	311,260
405	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	Caa2/NR	303,881
7,600	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	Caa1/CCC	6,121,108
1,450	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a) (d)	Aa2/NR	1,270,762
2,972	Bear Stearns Alt-A Trust, 5.354%, 11/25/36, CMO, VRN	Caa3/CCC	1,861,800
3,500	Chase Commercial Mortgage Securities Corp., 6.887%, 10/15/32, CMO (a) (d)	NR/BB+	3,487,015
	Chase Mortgage Finance Corp., CMO,
178	5.054%, 12/25/35, FRN	NR/CCC	170,152
4,592	5.409%, 3/25/37, FRN	Caa2/NR	3,831,053
3,087	6.00%, 7/25/37	NR/CCC	2,694,054
3,800	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	Caa1/NR	3,683,559
	Countrywide Alternative Loan Trust, CMO,
2,580	5.75%, 3/25/37	Caa3/CCC	1,952,974
1,390	6.50%, 8/25/36	Ca/CC	1,001,329
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
4,594	5.50%, 10/25/35	Caa1/NR	4,161,574
4,171	5.75%, 3/25/37	NR/CCC	3,633,684
1,800	6.00%, 2/25/37	NR/CCC	1,444,628
1,600	6.00%, 3/25/37	NR/CCC	1,396,889
965	6.00%, 4/25/37	NR/CCC	817,598
15,000	6.00%, 5/25/37	Caa3/NR	12,281,640
	Credit Suisse Mortgage Capital Certificates, CMO,
1,994	6.00%, 2/25/37	NR/CCC	1,805,444
5,100	6.00%, 6/25/37	NR/D	4,019,713
	GSR Mortgage Loan Trust, CMO,
1,039	5.50%, 5/25/36	NR/CCC	940,789
10,411	6.00%, 2/25/36	NR/CCC	9,538,440
9,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.653%, 3/18/51, CMO, VRN (a) (d)	A1/NR	8,550,774
	JPMorgan Mortgage Trust, CMO,
5,631	5.00%, 3/25/37	NR/CCC	4,914,153
2,600	5.675%, 1/25/37, VRN	Caa2/NR	2,169,993
974	6.00%, 8/25/37	NR/CCC	868,603
6,525	Morgan Stanley Mortgage Loan Trust, 6.00%, 2/25/36, CMO	Caa2/CCC	5,348,709
2,600	Morgan Stanley Reremic Trust, 5.808%, 8/12/45, CMO, VRN (a) (d)	A3/NR	2,551,148
1,548	Residential Accredit Loans, Inc., 0.486%, 5/25/37, CMO, FRN	Caa2/CCC	394,143

PIMCO Corporate Income Fund
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PIMCO Corporate Income Fund Schedule of Investments

October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value

$4,174	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	NR/BB-	$4,147,388
1,159	Residential Asset Securitization Trust, 6.00%, 9/25/36, CMO	Caa3/D	693,318
	Residential Funding Mortgage Securities I, CMO,
2,800	6.00%, 1/25/37	Caa2/NR	2,326,083
4,915	6.25%, 8/25/36	Caa1/CCC	4,494,837
1,300	Sequoia Mortgage Trust, 5.338%, 2/20/47, CMO, VRN	NR/CCC	1,074,499
1,501	Suntrust Adjustable Rate Mortgage Loan Trust, 5.830%, 2/25/37, CMO, FRN	NR/CCC	1,192,932
	WaMu Mortgage Pass Through Certificates, CMO,
1,461	5.655%, 7/25/37, VRN	NR/CC	998,011
17,632	5.758%, 7/25/37, FRN	NR/CCC	15,310,024
2,000	5.768%, 2/25/37, FRN	NR/CCC	1,644,034
900	5.867%, 9/25/36, VRN	NR/CCC	737,985
	Washington Mutual Alternative Mortgage
	Pass Through Certificates, CMO, FRN,
1,594	1.113%, 4/25/47	Ca/CCC	343,208
1,511	1.193%, 5/25/47	Ca/CCC	341,602
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
5,287	5.043%, 10/25/36, FRN	NR/CCC	4,291,782
866	5.220%, 4/25/36, VRN	NR/BB+	781,471
1,573	5.404%, 7/25/36, FRN	NR/CCC	1,260,419
9,070	5.428%, 7/25/36, FRN	NR/CCC	7,387,541
307	5.506%, 5/25/36, FRN	Caa2/NR	252,206
1,800	6.00%, 7/25/37	B3/BB	1,722,111
5,700	6.00%, 8/25/37	Caa1/NR	5,386,278
Total Mortgage-Backed Securities (cost-$133,073,168)			145,912,598

MUNICIPAL BONDS – 4.9%

California – 2.7%
2,400	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	A1/BBB+	2,690,208
20,000	State Public Works Board Rev., 8.361%, 10/1/34, Ser. G-2	A2/BBB+	21,237,000
			23,927,208
Louisiana – 0.2%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	A3/BBB	864,472
820	8.55%, 12/1/34	A3/BBB	868,684
300	8.80%, 12/1/39	A3/BBB	320,835
			2,053,991
Texas – 2.0%
17,200	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	Baa3/NR	17,422,224
Total Municipal Bonds (cost-$43,179,647)			43,403,423

PIMCO Corporate Income Fund
16	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
SENIOR LOANS (a) (c) – 2.4%

Financial Services – 2.4%
$20,000	American General Finance Corp., 7.25%, 4/21/15		$20,220,320
1,078	CIT Group, Inc., 6.25%, 8/11/15		1,097,688
Total Senior Loans (cost-$20,834,776)			21,318,008

CONVERTIBLE PREFERRED STOCK – 1.6%

Shares

Financial Services – 0.9%
8,050	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	Ba1/A-	8,050,000
Insurance – 0.1%
163,175	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	1,199,336
Utilities – 0.6%
90,000	PPL Corp., 9.50%, 7/1/13	NR/NR	5,078,700
Total Convertible Preferred Stock (cost-$11,626,301)			14,328,036

SOVEREIGN DEBT OBLIGATIONS – 0.7%

Principal Amount (000s)

Brazil – 0.7%
BRL 8,400	Brazil Government International Bond, 12.50%, 1/5/22 (cost-$4,901,834)	Baa3/BBB-	6,005,481

ASSET-BACKED SECURITIES – 0.4%
$650	Ameriquest Mortgage Securities, Inc., 5.444%, 11/25/35	Aaa/AAA	677,022
2,461	GSAA Trust, 6.295%, 6/25/36	Caa1/CCC	1,670,706
1,600	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	Caa2/CCC	1,149,702
Total Asset-Backed Securities (cost-$3,019,451)			3,497,430

PREFERRED STOCK – 0.3%

Shares

Banking – 0.0%
5,100	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (h) (k) (acquisition cost-$272,850; purchased 2/26/10)	NR/A	280,181
Diversified Financial Services – 0.3%
100,000	Citigroup Capital XIII, 7.875%, 10/30/15 (l)	Ba1/BB-	2,650,000
Total Preferred Stock (cost-$2,772,850)			2,930,181

PIMCO Corporate Income Fund
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PIMCO Corporate Income Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
U.S. TREASURY OBLIGATIONS (i) – 0.0%

$2	U.S. Treasury Notes, 0.375%, 8/31/12 (cost-$1,497)		$1,501

SHORT-TERM INVESTMENTS – 1.0%

Corporate Notes – 0.5%
Financial Services – 0.5%
	Ally Financial, Inc., FRN,
25	1.742%, 3/15/11	B3/B	24,906
25	1.827%, 4/15/11	B3/B	24,569
54	1.877%, 4/15/11	B3/B	53,069
265	2.042%, 6/15/11	B3/B	260,031
90	2.092%, 9/15/11	B3/B	87,413
50	2.157%, 11/15/10	B3/B	50,062
4,000	International Lease Finance Corp., 0.62%, 7/1/11, FRN	B1/BB+	3,944,752
Total Corporate Notes (cost-$4,152,853)			4,444,802

U.S. Treasury Bills (i) (n) – 0.0%
60	0.132%, 1/13/11 (cost-$59,984)		59,988
Repurchase Agreements – 0.5%
4,300	Barclays Capital, Inc., dated 10/29/10, 0.23%, due 11/1/10, proceeds $4,300,082; collateralized by U.S. Treasury Notes, 1.875%, due 6/30/15, valued at $4,381,849 including accrued interest		4,300,000
658	State Street Bank & Trust Co., dated 10/29/10, 0.01%, due 11/1/10, proceeds $658,000; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15, valued at $674,432 including accrued interest		658,000
Total Repurchase Agreements (cost-$4,958,000)			4,958,000
Total Short-Term Investments (cost-$9,170,837)			9,462,790
Total Investments (cost-$776,317,123) – 100.0%			$891,319,964

PIMCO Corporate Income Fund
18	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES – 86.9%

$424	Adjustable Rate Mortgage Trust, 3.043%, 1/25/36, CMO, VRN	Caa3/CCC	$300,262
£411	Auburn Securities PLC, 0.971%, 10/1/41, CMO, FRN	Aaa/AAA	587,512
$730	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	Ca/NR	232,438
	Banc of America Commercial Mortgage, Inc., CMO,
2,600	5.658%, 6/10/49, VRN (j)	Aa3/A-	2,713,285
3,000	5.889%, 7/10/44, VRN (j)	NR/A+	3,291,720
873	5.918%, 4/11/36 (a) (d)	NR/AA-	715,495
	Banc of America Funding Corp., CMO,
506	2.868%, 12/20/36, VRN	Ba3/AAA	483,005
2,602	3.203%, 12/20/34, VRN	NR/A-	1,754,636
634	3.356%, 12/20/34, VRN	NR/BB+	419,082
3,681	5.482%, 3/20/36, FRN	Caa2/B-	2,802,463
2,328	5.937%, 10/20/46, FRN	NR/CCC	1,601,207
5,000	Banc of America Large Loan, Inc., 1.006%, 8/15/29, CMO, FRN (a) (d) (j)	Aaa/AA	4,125,788
	Banc of America Mortgage Securities, Inc., CMO,
330	2.866%, 6/25/35, FRN	B2/NR	309,005
578	3.163%, 9/25/34, FRN	A2/NR	551,926
477	3.240%, 10/20/46, FRN	NR/CCC	277,335
3,196	5.047%, 6/25/35, FRN	B3/NR	2,880,355
4,723	5.50%, 4/25/34	NR/AAA	4,359,185
1,524	5.75%, 8/25/34 (j)	NR/AAA	1,564,938
€1,971	Bancaja Fondo de Titulizacion de Activos, 1.011%, 5/22/50, CMO, FRN	Aa3/AAA	2,139,590
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
$2,141	2.919%, 10/25/36, VRN	NR/CCC	1,320,281
247	2.939%, 9/25/34, VRN	Baa2/AA	211,590
1,004	2.995%, 1/25/35, FRN	Aa2/AA+	880,252
1,743	4.752%, 5/25/34, FRN (j)	A2/A+	1,723,877
906	5.286%, 3/25/35, VRN	Caa1/BB-	821,067
382	5.428%, 9/25/34, VRN	A2/AA-	383,149
1,102	5.637%, 8/25/47, VRN	NR/CCC	816,282
775	5.885%, 6/25/47, VRN	NR/CCC	619,660
	Bear Stearns Alt-A Trust, CMO,
4,157	0.416%, 6/25/46, FRN	Ca/CC	1,812,801
2,318	0.606%, 1/25/35, FRN (j)	Aa2/AAA	1,880,995
1,361	0.856%, 6/25/34, FRN	A3/AAA	1,039,580
660	2.803%, 4/25/35, VRN	Ca/CCC	385,751
1,097	3.011%, 5/25/35, VRN	Caa2/B-	655,747
1,082	3.047%, 9/25/34, FRN	A1/AAA	839,186
1,185	3.509%, 9/25/34, VRN	A2/AAA	981,267
7,650	5.211%, 8/25/36, VRN (j)	Caa3/D	4,231,428
1,464	5.295%, 11/25/36, VRN	Caa3/CCC	1,039,865
1,934	5.334%, 5/25/36, VRN	Ca/CC	1,210,757
696	5.358%, 7/25/35, FRN	Caa3/CCC	483,774
138	5.508%, 11/25/35, VRN	B1/CCC	106,084
1,290	6.126%, 8/25/36, VRN	Caa3/CCC	855,412
	Bear Stearns Commercial Mortgage Securities, CMO,
2,318	0.366%, 3/15/19, FRN (a) (d) (j)	Aaa/AA	2,230,137
2,500	5.625%, 3/13/40, VRN (a) (d) (j)	NR/BBB	2,111,938
1,000	5.694%, 6/11/50, VRN	NR/A+	1,078,779
4,200	5.717%, 6/11/40, VRN (j)	Aaa/NR	4,559,522

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	19

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$1,518	7.00%, 5/20/30, VRN (j)	Aaa/AAA	$1,733,555
£719	Bluestone Securities PLC, 0.946%, 6/9/43, CMO, FRN	NR/AAA	1,009,118
$5,120	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a) (d)	C/BB-	2,723,852
	Chase Mortgage Finance Corp., CMO,
1,746	5.50%, 11/25/21	Caa1/CCC	1,669,561
2,600	6.00%, 3/25/37	Caa3/CCC	2,287,390
	Citigroup Mortgage Loan Trust, Inc., CMO,
1,222	3.547%, 3/25/37, VRN	NR/CCC	792,114
1,094	5.50%, 11/25/35	NR/CCC	849,443
5,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49, CMO (j)	Aaa/A-	5,750,967
2,030	Commercial Mortgage Pass Through Certificates, 5.306%, 12/10/46, CMO (j)	Aaa/NR	2,134,984
	Countrywide Alternative Loan Trust, CMO,
1,844	0.451%, 12/20/46, FRN	Caa1/CCC	906,417
2,037	0.506%, 6/25/37, FRN	Caa2/NR	959,756
4,525	0.586%, 11/20/35, FRN	Caa1/CCC	2,599,302
4,582	0.606%, 5/25/36, FRN	Caa3/CCC	2,617,906
353	5.50%, 10/25/35	Caa2/CCC	322,854
745	6.00%, 11/25/35	Caa3/CCC	622,130
850	6.00%, 4/25/36	Caa3/CCC	650,091
1,980	6.00%, 4/25/37	NR/CC	1,396,104
3,500	6.00%, 5/25/37	Caa3/CC	2,483,759
919	6.25%, 8/25/37	Caa3/CC	662,373
1,613	6.50%, 9/25/32	Caa1/CCC	1,482,960
2,453	6.50%, 7/25/35	Ca/CCC	1,501,958
1,330	6.50%, 6/25/36	Ca/NR	864,593
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,816	0.576%, 3/25/35, FRN	A1/AAA	1,099,861
108	0.676%, 11/25/34, FRN (a) (d)	Ba1/A	94,497
746	2.823%, 6/20/35, VRN	Caa3/B-	536,323
296	2.915%, 8/20/35, VRN	Caa3/CCC	221,534
183	2.985%, 8/25/34, VRN	Ba1/B+	133,827
70	3.044%, 10/20/35, VRN	Caa3/CCC	52,415
3,902	3.424%, 11/25/35, FRN	NR/CCC	3,005,842
2,507	3.724%, 3/25/37, VRN	Ca/CC	1,325,047
743	5.50%, 8/25/35	NR/CCC	652,590
2,267	5.776%, 9/25/47, VRN	NR/CCC	1,754,432
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
843	1.406%, 3/25/34, FRN	Aa2/AA+	714,523
3,137	7.50%, 5/25/32 (j)	Aaa/AAA	3,264,834
	Credit Suisse Mortgage Capital Certificates, CMO,
2,200	0.426%, 10/15/21, FRN (a) (d) (j)	Aa1/AAA	1,944,426
1,304	0.856%, 7/25/36, FRN	Caa3/D	584,171
894	5.896%, 4/25/36	Caa3/CCC	642,518
2,000	6.214%, 2/15/41, VRN (j)	NR/AA	2,148,660
784	6.50%, 5/25/36	Ca/D	511,557
995	6.50%, 7/26/36	NR/D	525,481
1,500	CWALT, Inc., 5.467%, 9/15/39 (a) (d) (g)	NR/NR	1,504,787
€5,583	DECO Series, 1.192%, 10/27/20, CMO, FRN	Aaa/AAA	6,465,460
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, CMO,
$1,337	0.406%, 2/25/47, FRN	Caa1/CCC	701,283
395	6.25%, 7/25/36, VRN	Caa2/CC	300,998

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20	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$1,934	Deutsche Mortgage Securities, Inc., 5.50%, 9/25/33, CMO (j)	Aaa/AAA	$2,011,966
1,886	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.436%, 4/19/48, CMO, FRN	B3/CCC	757,807
	EMF-NL, CMO, FRN,
€1,000	1.787%, 4/17/41	Aa1/AA+	1,084,122
€800	1.987%, 7/17/41	NR/AA	720,014
€1,000	2.237%, 10/17/41	NR/AA+	927,741
$1,698	Falcon Franchise Loan LLC, 4.856%, 1/5/25, CMO (a) (d)	Ba1/NR	1,555,058
	First Horizon Alternative Mortgage Securities, CMO,
466	2.314%, 2/25/36, FRN	Caa2/CCC	310,130
669	2.375%, 8/25/35, FRN	C/CCC	168,460
1,424	2.378%, 2/25/35, FRN (j)	NR/BBB-	1,184,827
3,811	5.431%, 11/25/36, FRN	NR/D	2,127,178
1,005	6.053%, 5/25/36, FRN	Ca/NR	548,460
401	6.25%, 11/25/36	NR/CCC	335,885
	First Horizon Asset Securities, Inc., CMO,
2,806	5.445%, 1/25/37, FRN	NR/CCC	2,320,109
382	5.50%, 8/25/35	C/NR	75,035
601	5.874%, 7/25/37, FRN	NR/CC	520,139
	GMAC Mortgage Corp. Loan Trust, CMO, FRN,
463	3.170%, 6/25/34	NR/AAA	404,554
587	3.322%, 6/25/34	NR/AAA	513,853
256	3.350%, 7/19/35	Caa2/CCC	243,513
2,416	Greenpoint Mortgage Funding Trust, 0.436%, 1/25/37, CMO, FRN	Ba1/A-	1,447,352
	Greenwich Capital Commercial Funding Corp., CMO (j),
2,000	0.397%, 11/5/21, FRN (a) (d)	NR/BBB-	1,837,723
3,000	5.224%, 4/10/37, VRN	Aaa/AA+	3,251,289
3,000	5.444%, 3/10/39	Aaa/A	3,214,183
	GS Mortgage Securities Corp. II, CMO (a) (d),
140	1.307%, 3/6/20, FRN	NR/BB	118,109
10,473	1.590%, 8/10/43, IO, VRN	Aaa/NR	984,620
	GSR Mortgage Loan Trust, CMO,
1,438	0.706%, 7/25/37, FRN	NR/CCC	1,010,545
79	3.399%, 12/25/34, VRN	Baa3/BBB-	54,587
4,058	4.841%, 1/25/36, VRN (j)	NR/B+	3,219,357
2,680	5.50%, 7/25/35	Caa1/BBB-	2,261,832
134	6.00%, 9/25/34	NR/AAA	115,082
	Harborview Mortgage Loan Trust, CMO,
4,081	0.446%, 2/19/46, FRN (j)	Baa3/AAA	2,365,953
7,497	0.466%, 11/19/36, FRN	B3/B-	4,750,750
295	0.576%, 1/19/35, FRN	Baa2/AAA	183,969
825	0.816%, 6/19/34, FRN	Aa2/AAA	603,936
760	5.75%, 8/19/36, VRN	NR/CCC	491,152
3,312	5.847%, 6/19/36, VRN	Caa3/D	2,018,893
870	Homebanc Mortgage Trust, 0.506%, 3/25/35, CMO, FRN	Caa1/AA-	631,598
€1,337	IM Pastor FTH, 1.016%, 3/22/44, CMO, FRN	Aa2/AA	1,532,926
$721	Impac CMB Trust, 0.516%, 11/25/35, CMO, FRN	Caa2/CC	413,426
3,262	Indymac INDA Mortgage Loan Trust, 4.905%, 12/25/36, CMO, VRN	Caa2/CCC	2,375,931
	Indymac Index Mortgage Loan Trust, CMO,
921	1.116%, 9/25/34, FRN	Baa3/BBB+	604,524
877	4.929%, 6/25/37, VRN	Ca/D	483,522

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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$2,272	5.165%, 5/25/37, VRN	Ca/D	$1,272,707
3,000	5.613%, 11/25/36, VRN	Caa1/CCC	2,211,147
607	5.75%, 5/25/37, FRN	C/D	119,445
	JLOC Ltd., CMO, FRN,
¥30,653	0.421%, 1/15/15 (b)	Aa2/AA	308,705
¥94,843	0.50%, 2/16/16	Aaa/AAA	949,962
	JPMorgan Alternative Loan Trust, CMO, VRN,
$1,455	5.50%, 11/25/36	B3/CCC	1,321,586
1,077	5.767%, 5/25/36	NR/CCC	685,409
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
5,000	0.706%, 7/15/19, FRN (a) (d) (j)	Aa2/NR	3,951,916
3,000	5.42%, 1/15/49 (j)	Aaa/NR	3,148,532
4,000	5.653%, 3/18/51, VRN (a) (d)	A1/NR	3,800,344
100	5.794%, 2/12/51, VRN	Aaa/A+	108,700
	JPMorgan Mortgage Trust, CMO,
3,000	3.043%, 11/25/35, VRN	Caa1/B+	2,341,322
688	4.784%, 7/25/35, VRN	B3/B+	659,926
1,108	5.304%, 6/25/37, VRN	NR/CCC	902,653
130	5.308%, 10/25/36, VRN	Caa2/NR	98,132
2,767	5.50%, 11/25/34 (j)	Aaa/NR	1,929,135
2,564	5.721%, 5/25/36, VRN	Caa2/NR	2,255,352
501	6.00%, 8/25/37	NR/CC	446,710
	Landmark Mortgage Securities PLC, CMO, FRN,
£2,281	0.950%, 6/17/38	NR/AAA	3,063,347
€870	1.096%, 6/17/38	NR/AAA	1,013,228
$500	LB Commercial Conduit Mortgage Trust, 5.950%, 7/15/44, CMO, VRN	Aaa/A	534,475
	LB-UBS Commercial Mortgage Trust, CMO (j),
1,277	5.347%, 11/15/38	NR/AAA	1,371,668
2,000	5.43%, 2/15/40	NR/A+	2,113,370
4,487	Lehman Mortgage Trust, 6.00%, 5/25/37, CMO	NR/D	2,913,003
	MASTR Adjustable Rate Mortgage Trust, CMO,
1,944	0.466%, 4/25/46, FRN	Ba1/A	1,062,665
1,191	1.093%, 1/25/47, FRN	Caa2/CCC	571,854
1,627	3.391%, 10/25/34, VRN	NR/A	1,345,754
3,050	Merrill Lynch Mortgage Investors, Inc., 3.428%, 12/25/35, CMO, VRN	NR/B+	2,228,536
900	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.70%, 9/12/49, CMO (j)	NR/A+	947,808
624	MLCC Mortgage Investors, Inc., 5.760%, 5/25/36, CMO, FRN	B3/AAA	591,561
	Morgan Stanley Capital I, CMO,
2,880	5.388%, 3/12/44, VRN (j)	Aaa/AAA	3,169,114
645	5.569%, 12/15/44	NR/A+	669,852
3,000	5.692%, 4/15/49, VRN (j)	Aa2/A-	3,133,122
	Morgan Stanley Mortgage Loan Trust, CMO,
1,532	2.692%, 7/25/35, VRN	NR/B-	1,109,694
774	3.303%, 1/25/35, VRN	NR/CCC	96,665
1,257	5.75%, 12/25/35	Caa3/CCC	788,193
1,000	6.00%, 8/25/37	NR/CCC	903,882
	Morgan Stanley Reremic Trust, CMO, VRN (a) (d) (j),
5,600	5.808%, 8/12/45	Aaa/NR	6,124,187
1,400	5.808%, 8/12/45	A3/NR	1,373,695

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22	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Prime Mortgage Trust, CMO,
$7,862	0.606%, 6/25/36, FRN	NR/CC	$3,507,134
707	7.00%, 7/25/34	Caa2/B-	676,075
2,000	Prudential Securities Secured Financing Corp., 6.755%, 6/16/31, CMO, VRN (a) (d)	NR/NR	1,974,799
	RBSCF Trust, CMO, VRN (a) (d),
2,000	5.223%, 8/16/48	NR/NR	1,985,610
937	5.331%, 2/16/44 (g)	NR/NR	890,673
£1,596	Real Estate Capital PLC, 0.940%, 7/15/16, CMO, FRN	NR/AAA	2,278,731
$91	Regal Trust IV, 3.297%, 9/29/31, CMO, FRN (a) (d)	NR/NR	85,812
	Residential Accredit Loans, Inc., CMO,
647	0.436%, 6/25/46, FRN	Caa1/CCC	267,328
1,422	0.586%, 4/25/37, FRN	Caa3/D	776,915
1,772	0.656%, 10/25/45, FRN	B1/B-	948,067
365	5.50%, 4/25/37	Caa3/D	222,560
1,533	6.00%, 8/25/35	NR/CCC	1,324,357
1,567	6.00%, 1/25/37	Caa2/D	1,071,218
1,191	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/D	859,833
	Residential Funding Mortgage Securities I, CMO,
1,024	5.763%, 7/27/37, VRN	NR/CCC	803,459
1,955	6.00%, 6/25/37	NR/CC	1,659,091
	RMAC Securities PLC, CMO, FRN,
£1,217	0.875%, 6/12/44	Aa1/AAA	1,698,653
€1,098	1.029%, 6/12/44	Aa1/AAA	1,342,963
	Salomon Brothers Mortgage Securities VII, Inc.,
$1,197	6.50%, 2/25/29, CMO (j)	NR/AAA	1,241,070
	Sequoia Mortgage Trust, CMO,
2,442	0.456%, 7/20/36, FRN	B1/BBB+	1,974,395
3,701	0.476%, 3/20/35, FRN (j)	Baa2/AAA	3,089,992
1,023	5.428%, 1/20/38, VRN	NR/CC	694,438
	Structured Adjustable Rate Mortgage Loan Trust, CMO, VRN,
62	2.742%, 8/25/34	A3/AA	56,414
4,477	5.736%, 11/25/36	NR/CC	3,498,933
6,030	5.802%, 4/25/36	NR/CC	4,616,740
2,958	5.882%, 1/25/36	NR/CCC	2,126,014
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
55	0.456%, 9/25/47	Aa3/BBB	54,825
4,711	0.466%, 8/25/36	Caa1/CCC	2,802,389
388	0.486%, 5/25/45	Ba1/AAA	253,936
1,163	0.586%, 10/19/34 (j)	Aa1/AAA	1,055,401
1,195	Structured Asset Securities Corp., 2.554%, 1/25/34, CMO, VRN	A2/AA	1,013,397
1,140	Suntrust Adjustable Rate Mortgage Loan Trust, 5.874%, 10/25/37, CMO, FRN	B3/CCC	905,256
€231	Talisman Finance PLC, 1.185%, 4/22/17, CMO, FRN	A3/AAA	256,558
$797	TBW Mortgage-Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	NR/D	516,184
1,000	UBS Commercial Mortgage Trust, 0.831%, 7/15/24, CMO, FRN (a) (d)	Aa1/B+	777,345
	Wachovia Bank Commercial Mortgage Trust, CMO,
511	0.346%, 9/15/21, FRN (a) (d)	Aaa/AA+	473,991
5,000	0.376%, 9/15/21, FRN (a) (d) (j)	A1/A+	4,142,358

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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$1,560	1.256%, 9/15/21, FRN (a) (d)	B1/CCC-	$1,383,550
3,490	5.737%, 5/15/43, VRN (j)	Aaa/NR	3,858,556
	WaMu Mortgage Pass Through Certificates, CMO,
84	0.546%, 10/25/45, FRN	Aa2/AAA	68,394
340	0.67%, 5/25/44, FRN	Aa2/AAA	248,333
261	2.386%, 3/25/33, FRN	Aaa/AAA	249,447
786	2.963%, 7/25/42, FRN	Aa3/AAA	705,249
4,674	3.253%, 7/25/46, FRN (j)	Ba2/B-	3,276,182
3,892	3.534%, 7/25/37, FRN	NR/CC	2,476,323
3,211	5.127%, 2/25/37, VRN	NR/CCC	2,424,937
3,926	5.330%, 12/25/36, VRN	NR/CCC	3,064,144
1,718	5.429%, 3/25/37, VRN	NR/CCC	1,245,880
4,507	5.434%, 6/25/37, FRN (j)	NR/CCC	3,354,225
7,634	5.494%, 2/25/37, VRN	NR/CC	5,662,856
940	5.677%, 11/25/36, FRN	NR/CCC	711,345
3,679	5.700%, 7/25/37, FRN	NR/CCC	3,056,243
2,105	5.743%, 2/25/37, FRN	NR/CCC	1,559,754
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO,
1,428	1.203%, 10/25/46, FRN	Caa3/CC	653,888
5,360	5.50%, 7/25/35	Caa2/B+	4,641,928
78	Washington Mutual MSC Mortgage Pass Through Certificates, 2.225%, 6/25/33, CMO, FRN	Aaa/AAA	49,007
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,503	0.756%, 7/25/37, FRN	B3/NR	984,279
74	2.906%, 4/25/36, VRN	NR/CCC	68,726
179	2.906%, 4/25/36, VRN	NR/BB	159,138
5,341	5.404%, 7/25/36, FRN	NR/CCC	4,280,472
151	5.50%, 1/25/36	Ca/NR	71,645
270	5.515%, 10/25/36, FRN	Caa2/NR	228,075
97	5.527%, 9/25/36, FRN	NR/CCC	80,652
2,700	5.764%, 10/25/36, VRN	Caa1/NR	2,428,805
2,924	5.837%, 9/25/36, FRN	Caa2/NR	2,445,061
98	5.871%, 10/25/36, FRN	Caa2/NR	81,365
Total Mortgage-Backed Securities (cost-$304,619,278)			340,453,500

CORPORATE BONDS & NOTES – 47.9%

Airlines – 7.0%
2,500	American Airlines, Inc., 10.50%, 10/15/12 (j)	B2/B	2,731,250
	American Airlines Pass Through Trust (j),
10,957	6.817%, 11/23/12	B2/BB-	11,148,748
1,474	8.608%, 10/1/12	Ba3/B+	1,507,165
	Continental Airlines Pass Through Trust (j),
1,117	7.707%, 10/2/22	Baa2/BBB	1,228,524
1,107	8.048%, 5/1/22	Baa2/BBB	1,220,611
1,967	Delta Air Lines, Inc., 7.75%, 6/17/21 (j)	Baa2/A-	2,203,286
947	Northwest Airlines, Inc., 1.095%, 11/20/15, FRN (MBIA) (j)	Baa2/A-	852,283
	United Air Lines Pass Through Trust (j),
2,855	9.75%, 1/15/17	Baa2/BBB+	3,354,833
2,924	10.40%, 5/1/18	Baa2/BBB+	3,303,636
			27,550,336

PIMCO Corporate Income Fund
24	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Banking – 8.7%
	Barclays Bank PLC,
$3,000	6.05%, 12/4/17 (a) (d) (j)	Baa1/A	$3,288,060
£1,900	14.00%, 6/15/19 (h)	Baa2/A-	3,918,659
$7,300	Discover Bank, 7.00%, 4/15/20 (j)	Ba1/BBB-	8,071,063
	Rabobank Nederland NV,
€3,000	6.875%, 3/19/20	NR/NR	4,182,823
$6,875	11.00%, 6/30/19 (a) (d) (h) (j)	A2/AA-	9,206,024
5,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	Baa3/BBB-	5,476,415
			34,143,044
Energy – 1.6%
5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19 (j)	Ba3/BB-	6,109,480

Financial Services – 12.7%
	Ally Financial, Inc. (j),
1,850	6.75%, 12/1/14	B3/B	1,936,626
5,000	8.30%, 2/12/15 (a) (d)	B3/B	5,462,500
3,000	American General Finance Corp., 0.542%, 12/15/11, FRN (j)	B3/B	2,782,443
	AngloGold Ashanti Holdings PLC,
300	5.375%, 4/15/20 (j)	Baa3/BBB-	321,044
800	6.50%, 4/15/40	Baa3/BBB-	816,078
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a) (d) (j)	Baa3/BBB	2,092,062
	CIT Group, Inc.,
2,299	7.00%, 5/1/13	B3/B+	2,339,628
449	7.00%, 5/1/14 (j)	B3/B+	453,574
449	7.00%, 5/1/15 (j)	B3/B+	450,766
748	7.00%, 5/1/16 (j)	B3/B+	749,406
1,048	7.00%, 5/1/17 (j)	B3/B+	1,047,859
	Ford Motor Credit Co. LLC (j),
3,000	3.039%, 1/13/12, FRN	Ba2/B+	3,030,150
4,600	7.80%, 6/1/12	Ba2/B+	4,959,807
8,150	International Lease Finance Corp., 4.75%, 1/13/12 (j)	B1/BB+	8,282,438
2,500	Morgan Stanley, 0.769%, 10/15/15, FRN (j)	A2/A	2,300,862
	SLM Corp.,
220	3.685%, 6/15/13, FRN	Ba1/BBB-	203,456
200	3.685%, 12/15/13, FRN	Ba1/BBB-	180,846
€3,000	4.75%, 3/17/14	Ba1/BBB-	3,896,753
$1,000	8.00%, 3/25/20	Ba1/BBB-	1,012,555
4,700	8.45%, 6/15/18 (j)	Ba1/BBB-	4,930,761
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h) (j)	Baa3/BBB-	2,497,000
			49,746,614
Healthcare & Hospitals – 0.9%
3,000	HCA, Inc., 8.50%, 4/15/19 (j)	Ba3/BB	3,390,000
Hotels/Gaming – 2.0%
1,600	MGM Resorts International, 9.00%, 3/15/20 (a) (d) (j)	B1/B	1,758,000
6,040	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d) (j)	Baa3/BB+	6,188,599
			7,946,599
Insurance – 4.5%
	American International Group, Inc.,
6,200	5.85%, 1/16/18 (j)	A3/A-	6,587,500
1,650	6.25%, 5/1/36 (j)	A3/A-	1,652,063

PIMCO Corporate Income Fund
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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Insurance (continued)
$6,400	8.25%, 8/15/18 (j)	A3/A-	$7,672,000
£1,150	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	1,902,972
			17,814,535
Oil & Gas – 5.1%
	Anadarko Petroleum Corp. (j),
$600	6.20%, 3/15/40	Ba1/BBB-	579,145
3,300	6.375%, 9/15/17	Ba1/BBB-	3,671,408
4,200	6.45%, 9/15/36	Ba1/BBB-	4,196,955
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	A2/A	7,346,851
958	Global Geophysical Services, Inc., 10.50%, 5/1/17 (j)	B3/B	972,370
2,500	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (j)	Baa2/BBB	2,664,792
	Pride International, Inc. (j),
200	6.875%, 8/15/20	Ba1/BBB-	227,500
200	7.875%, 8/15/40	Ba1/BBB-	229,000
			19,888,021
Paper & Forest Products – 0.5%
2,000	Weyerhaeuser Co., 7.375%, 3/15/32 (j)	Ba1/BBB-	2,035,708
Real Estate Investment Trust – 1.6%
1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (e)	Baa3/BBB-	1,011,906
4,750	Reckson Operating Partnership L.P., 7.75%, 3/15/20 (a) (d) (j)	Ba2/BB+	5,079,664
			6,091,570
Retail – 0.9%
2,963	CVS Pass Through Trust, 7.507%, 1/10/32 (a) (d) (j)	Baa2/BBB+	3,472,656
Telecommunications – 1.9%
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (j)	Ba2/BB	2,240,000
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14 (j)	Ba2/B+	2,050,000
2,800	Telecom Italia Capital S.A., 7.20%, 7/18/36 (j)	Baa2/BBB	3,054,808
			7,344,808
Utilities – 0.5%
2,000	Energy Future Holdings Corp., 10.00%, 1/15/20 (a) (d) (j)	Caa3/B+	2,105,072
Total Corporate Bonds & Notes (cost-$160,193,030)			187,638,443

ASSET-BACKED SECURITIES – 14.2%

819	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	Caa2/NR	705,860
2,202	Accredited Mortgage Loan Trust, 0.436%, 4/25/36, FRN	Caa2/B	1,816,602
1,472	ACE Securities Corp., 0.656%, 8/25/45, FRN (j)	NR/AAA	1,377,641
	Advanta Business Card Master Trust, FRN,
1,000	0.506%, 6/20/14	Ca/CCC-	831,310
1,000	0.506%, 12/22/14	Ca/CCC-	831,310
870	American Express Credit Account Master Trust, 0.536%, 3/17/14, FRN (a) (d)	Baa2/BBB+	866,694
	Asset-Backed Funding Certificates, FRN,
16	0.816%, 10/25/33	Aaa/AAA	12,807
2,220	1.081%, 8/25/33 (j)	Aa2/AA	1,835,637
	Bear Stearns Asset-Backed Securities Trust,
548	0.756%, 9/25/34, FRN	NR/BBB	440,105

PIMCO Corporate Income Fund
26	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$1,604	0.756%, 9/25/34, FRN	NR/A	$1,287,308
1,729	3.478%, 7/25/36, VRN	NR/CC	827,095
1,063	Bear Stearns Second Lien Trust, 0.476%, 12/25/36, FRN (a) (d)	B3/B	875,562
	Conseco Finance Securitizations Corp.,
1,818	7.27%, 9/1/31	Caa1/CCC-	1,885,002
675	7.96%, 2/1/32	Ca/CCC-	569,496
339	7.97%, 5/1/32	Ca/CCC-	271,622
3,923	8.06%, 5/1/31	Ca/NR	3,193,908
	Conseco Financial Corp.,
347	6.22%, 3/1/30	NR/BBB-	365,733
414	6.33%, 11/1/29, VRN	Baa2/NR	425,353
285	6.53%, 2/1/31, VRN	NR/CCC-	277,943
271	6.86%, 3/15/28	A2/NR	287,440
461	7.05%, 1/15/27	B3/B	426,062
1,394	7.14%, 3/15/28 (j)	Baa1/NR	1,494,478
1,013	7.24%, 6/15/28, VRN	Baa1/NR	1,069,627
1,157	7.40%, 6/15/27	A2/AA	1,208,219
152	7.65%, 10/15/27, VRN	Aa1/AAA	153,946
	Countrywide Asset-Backed Certificates,
32	0.406%, 3/25/47, FRN	Caa3/B-	22,615
1,463	0.596%, 12/25/36, FRN (a) (d)	NR/CCC	631,464
1,749	0.646%, 11/25/34, FRN (j)	Aaa/AAA	1,544,022
563	0.816%, 8/25/32, FRN	Aa2/CCC	354,545
269	4.693%, 10/25/35, VRN	B1/AAA	248,297
1,541	Countrywide Home Equity Loan Trust, 0.606%, 3/15/29, FRN (j)	Baa2/BBB-	1,411,738
21	Credit-Based Asset Servicing and Securitization LLC, 0.346%, 7/25/36, FRN	Baa2/AAA	21,058
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	1,023,017
1,123	GSAMP Trust, 0.556%, 5/25/36, FRN (a) (d)	NR/A	942,939
	Home Equity Asset Trust, FRN,
16	0.306%, 3/25/37	Aa2/AAA	15,802
176	2.656%, 10/25/33	Ba1/B-	140,741
6,500	Indymac Residential Asset-Backed Trust, 0.576%, 4/25/47, FRN	Ca/CCC	2,998,583
	JPMorgan Mortgage Acquisition Corp., FRN,
211	0.306%, 10/25/36	Ba1/B-	204,281
15	0.336%, 8/25/36	Ba3/CCC	4,742
363	Lehman XS Trust, 0.356%, 12/25/36, FRN	Caa1/CC	343,998
	Long Beach Mortgage Loan Trust, FRN,
1,433	0.416%, 10/25/36	Ca/CCC	564,616
726	2.731%, 3/25/32	B3/NR	445,397
2,955	Loomis Sayles CBO, 0.518%, 10/26/20, FRN (a) (d)	Aa1/A+	2,647,003
813	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	A1/BBB	753,931
7,355	Merrill Lynch First Franklin Mortgage Loan Trust, 0.496%, 5/25/37, FRN	Ca/CCC	3,650,154
2,598	Morgan Stanley Dean Witter Capital I, 1.681%, 2/25/33, FRN (j)	Aa2/AA	1,791,978
	Oakwood Mortgage Investors, Inc.,
45	0.486%, 5/15/13, FRN	Caa1/B-	35,344
1,630	8.00%, 10/15/26 (j)	NR/AAA	1,665,423

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	27

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Option One Mortgage Loan Trust,
$14	0.376%, 2/25/38, FRN	Aa3/A	$13,695
79	5.662%, 1/25/37	Caa2/CC	30,878
5,000	Origen Manufactured Housing, 7.65%, 3/15/32 (j)	B2/NR	5,227,464
358	Quest Trust, 1.156%, 6/25/34, FRN (a) (d)	Aa2/AA	357,401
	Residential Asset Mortgage Products, Inc.,
62	4.02%, 4/25/33, VRN	Baa3/CC	55,098
1,603	5.22%, 7/25/34, VRN	B3/CC	1,481,614
1,764	5.86%, 11/25/33 (j)	Aa3/AAA	1,552,526
	Residential Asset Securities Corp.,
61	0.446%, 3/25/36, FRN	Ba1/AAA	57,750
33	4.47%, 3/25/32, VRN	Aaa/AAA	32,500
562	Securitized Asset-Backed Receivables LLC Trust,0.486%, 2/25/37, FRN	Ca/CCC	284,536
361	Specialty Underwriting & Residential Finance, 0.506%, 9/25/36, FRN	Ba3/A	336,323
1,152	Structured Asset Securities Corp., 0.556%, 6/25/35, FRN	Caa2/AA+	791,460
741	UCFC Home Equity Loan, 7.75%, 4/15/30, VRN	A2/B-	573,284
Total Asset-Backed Securities (cost-$47,615,030)			55,592,977

U.S. GOVERNMENT AGENCY SECURITIES – 6.0%

393	Freddie Mac,
	6.00%, 4/15/36, CMO	Aaa/AAA	451,160
	Ginnie Mae, MBS,
12	6.00%, 11/15/34	Aaa/AAA	13,727
260	6.00%, 12/15/36 (j)	Aaa/AAA	286,924
1,996	6.00%, 2/15/37 (j)	Aaa/AAA	2,199,175
750	6.00%, 6/15/37 (j)	Aaa/AAA	826,256
851	6.00%, 8/15/37 (j)	Aaa/AAA	936,062
488	6.00%, 10/15/37 (j)	Aaa/AAA	536,606
2,330	6.00%, 12/15/37 (j)	Aaa/AAA	2,561,388
165	6.00%, 3/15/38 (j)	Aaa/AAA	180,840
241	6.00%, 5/15/38 (j)	Aaa/AAA	264,529
293	6.00%, 6/15/38 (j)	Aaa/AAA	321,621
99	6.00%, 7/15/38 (j)	Aaa/AAA	108,763
296	6.00%, 9/15/38 (j)	Aaa/AAA	325,398
1,519	6.00%, 12/15/38 (j)	Aaa/AAA	1,669,566
11,669	6.00%, 10/15/39 (j)	Aaa/AAA	12,829,404
Total U.S. Government Agency Securities (cost-$23,059,874)			23,511,419

SENIOR LOANS (a) (c) – 4.6%

Computer Services – 0.4%
	First Data Corp., Term B1,
79	3.005%, 9/24/14		71,371
1,784	3.006%, 9/24/14		1,607,341
			1,678,712
Financial Services – 3.3%
6,000	American General Finance Corp., 7.25%, 4/21/15		6,066,096
1,829	CIT Group, Inc., 6.25%, 8/11/15		1,863,021
	International Lease Finance Corp.,
2,900	6.75%, 3/17/15, Term B1		2,975,867

PIMCO Corporate Income Fund
28	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$2,100	7.00%, 3/17/16, Term B2		$2,152,500
			13,057,484
Healthcare & Hospitals – 0.3%
1,000	HCA, Inc., 2.539%, 11/17/13, Term B1 (e)		979,788
Printing/Publishing – 0.1%
515	Tribune Co., 1.00%, 6/4/09, Term X (b) (f) (k) (acquisition cost-$499,096; purchased 11/30/07-2/27/09)		337,183
Telecommunications – 0.1%
706	Supermedia, Inc., 11.00%, 12/31/15		533,265

Utilities – 0.4%
	Texas Competitive Electric Holdings Co. LLC,
1,990	3.756%, 10/10/14		1,556,338
5	3.789%, 10/10/14		3,940
			1,560,278
Total Senior Loans (cost-$18,321,831)			18,146,710

CONVERTIBLE PREFERRED STOCK – 4.1%

Shares

Financial Services – 3.7%
14,500	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	Ba1/A-	14,500,000

Utilities – 0.4%
25,500	PPL Corp., 9.50%, 7/1/13	NR/NR	1,438,965
Total Convertible Preferred Stock (cost-$10,478,225)			15,938,965

CONVERTIBLE BONDS – 1.0%

Principal Amount (000s)

Real Estate Investment Trust – 1.0%
$3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a) (b) (d) (k) (acquisition cost-$3,771,500; purchased 10/6/10) (cost-$3,771,702)	NR/NR	3,842,750

MUNICIPAL BONDS – 0.8%

California – 0.2%
775	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	NR/NR	803,915
West Virginia – 0.6%
3,040	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	Baa3/BBB	2,366,549
Total Municipal Bonds (cost-$3,689,538)			3,170,464

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	29

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
SOVEREIGN DEBT OBLIGATIONS – 0.4%

Brazil – 0.4%
BRL 2,652	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12, Ser. F (cost-$1,470,797)	Baa3/NR	$1,536,934

PREFERRED STOCK – 0.2%

Shares

Financial Services – 0.2%
	SLM Corp., CPI-Linked MTN, Ser. A (m),
32,400	3.144%, 3/15/17	Ba1/BBB-	588,384
8,500	3.194%, 1/16/18	Ba1/NR	150,620
Total Preferred Stock (cost-$460,125)			739,004

U.S. TREASURY OBLIGATIONS – 0.0%

Principal Amount (000s)

$100	U.S. Treasury Notes, 2.375%, 8/31/14 (cost-$104,741)		106,008

SHORT-TERM INVESTMENTS – 11.9%

Corporate Notes – 8.5%
Financial Services – 7.9%
2,000	Ally Financial, Inc., 7.25%, 3/2/11 (j)	B3/B	2,026,030
€2,000	American General Finance Corp., 4.625%, 6/22/11	B3/NR	2,732,686
	Ford Motor Credit Co. LLC (j),
$6,500	7.25%, 10/25/11	Ba2/B+	6,824,798
2,525	9.875%, 8/10/11	Ba2/B+	2,676,965
€2,000	Green Valley Ltd., 4.572%, 1/10/11, FRN (a) (b) (d) (k) (acquisition cost-$2,938,700; purchased 12/11/07)	NR/BB+	2,763,678
	International Lease Finance Corp. (j),
$4,900	4.95%, 2/1/11	B1/BB+	4,949,000
8,000	5.45%, 3/24/11	B1/BB+	8,080,000
940	SLM Corp., 0.518%, 10/25/11, FRN (j)	Ba1/BBB-	913,070
			30,966,227

Insurance – 0.5%
2,000	American International Group, Inc., 0.399%, 10/18/11, FRN (j)	A3/A-	1,971,256

Oil & Gas – 0.1%
500	BP Capital Markets PLC, 0.423%, 4/11/11, FRN (j)	A2/NR	499,575
Total Corporate Notes (cost-$31,565,328)			33,437,058

U.S. Treasury Bills (i) (j) (n) – 0.5%
1,931	0.132%-0.192%, 12/9/10-1/27/11 (cost-$1,930,442)		1,930,596

U.S. Government Agency Securities – 0.4%
	Freddie Mac, FRN,
1,470	0.34%, 4/7/11 (e)	Aaa/AAA	1,470,889
23	0.355%, 5/4/11 (i)	Aaa/AAA	23,011
Total U.S. Government Agency Securities (cost-$1,494,268)			1,493,900

PIMCO Corporate Income Fund
30	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2010 (continued)

Principal Amount (000s)		Value

Repurchase Agreements – 2.5%
$9,600	Barclays Capital Inc., dated 10/29/10, 0.23%, due 11/1/10, proceeds $9,600,184; collateralized by U.S. Treasury Notes, 0.625%, due 6/30/12, valued at $9,796,120 including accrued interest	$9,600,000
248	State Street Bank & Trust Co., dated 10/29/10, 0.01%, due 11/1/10, proceeds $248,000; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15, valued at $258,181 including accrued interest	248,000

Total Repurchase Agreements (cost-$9,848,000)		9,848,000

Total Short-Term Investments (cost-$44,838,038)		46,709,554

Total Investments (cost-$618,622,209) – 178.0%		697,386,728

Liabilities in excess of other assets – (78.0)%		(305,656,750)

Net Assets – 100%		$391,729,978

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	31

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Schedules of Investments

October 31, 2010 (continued)

Notes to Schedules of Investments:
*	Unaudited.
(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $188,028,793 and $116,637,548, representing 21.1% of total investments in Corporate Income and 29.8% of net assets in Income Opportunity, respectively.

(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2010.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2010.
(f)	In default.
(g)

Fair-Valued–Securities with an aggregate value of $24,307,835 and $2,395,460, representing 2.7% of total investments in Corporate Income and 0.6% of net assets in Income Opportunity, respectively. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Perpetual maturity. Maturity date shown is the first call date. On Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)

Restricted. The aggregate acquisition cost of such securities is $3,601,473 and $7,209,296 for Corporate Income and Income Opportunity, respectively. The aggregate market value is $3,682,997 and $6,943,611, representing 0.4% of total investments and 1.8% and of net assets in Corporate Income and Income Opportunity, respectively.

(l)	Dividend rate is fixed until the first call date and variable thereafter.
(m)	Floating Rate. The rate disclosed reflects the rate in effect on October 31, 2010.
(n)	Rates shown are the effective yields at purchase date.

Glossary:
AGC	-	insured by Assured Guaranty Corp.
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CMO	-	Collateralized Mortgage Obligation
CPI	-	Consumer Price Index
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2010.
GO	-	General Obligation Bond
IO	-	Interest Only
	¥-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
MTN	-	Medium Term Note
NR	-	Not Rated
PIK	-	Payment-in-Kind
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2010.

WR	-	Withdrawn Rating

PIMCO Corporate Income Fund
32	PIMCO Income Opportunity Fund Annual Report | 10.31.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Statements of Assets and Liabilities

October 31, 2010

	Corporate Income	Income Opportunity

Assets:
Investments, at value (cost-$776,317,123 and $618,622,209, respectively)	$891,319,964	$697,386,728
Cash (including foreign currency of $761 and $6,071,952 with a cost of $765 and $6,203,612, respectively)	1,184	6,341,282
Interest and dividends receivable	17,022,657	5,586,832
Unrealized appreciation of swaps	4,148,912	2,499,690
Unrealized appreciation of forward foreign currency contracts	1,464,142	211,207
Receivable from broker	13,824	–
Receivable for investments sold	–	2,025,058
Swap premiums paid	–	220,000
Prepaid expenses	35,202	11,366
Total Assets	914,005,885	714,282,163

Liabilities:
Payable for reverse repurchase agreements	153,737,808	309,023,982
Dividends payable to common and preferred shareholders	3,978,989	2,570,482
Swap premiums received	3,094,250	2,465,808
Payable to brokers for cash collateral received	2,848,000	2,580,000
Unrealized depreciation of forward foreign currency contracts	623,850	405,231
Investment management fees payable	473,943	599,980
Interest payable for reverse repurchase agreements	22,216	89,204
Payable for investments purchased	–	3,535,494
Unrealized depreciation of swaps	–	1,102,560
Accrued expenses and other liabilities	263,737	179,444
Total Liabilities	165,042,793	322,552,185
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 6,760 shares issued and outstanding for Corporate Income)	169,000,000	–
Net Assets Applicable to Common Shareholders	$579,963,092	$391,729,978

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$374	$145
Paid-in-capital in excess of par	529,603,835	331,311,761
Undistributed net investment income	10,943,856	14,447,953
Accumulated net realized loss	(80,685,774)	(33,894,495)
Net unrealized appreciation of investments, swaps and foreign currency transactions	120,100,801	79,864,614
Net Assets Applicable to Common Shareholders	$579,963,092	$391,729,978
Common Shares Issued and Outstanding	37,386,590	14,522,498
Net Asset Value Per Common Share	$15.51	$26.97

PIMCO Corporate Income Fund
See accompanying Notes to Financial Statements. | 10.31.10 |	PIMCO Income Opportunity Fund Annual Report	33

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Statements of Operations

Year ended October 31, 2010

	Corporate Income	Income Opportunity
Investment Income:
Interest	$64,188,111	$51,929,361
Dividends	1,787,144	1,149,477
Facility and other fee income	71,979	108,836
Total Investment Income	66,047,234	53,187,674

Expenses:
Investment management fees	5,113,846	5,966,796
Interest expense	353,014	1,739,272
Custodian and accounting agent fees	256,551	155,659
Auction agent fees and commissions	184,235	–
Shareholder communications	141,950	78,870
Audit and tax services	110,875	69,873
Legal fees	65,145	40,150
Trustees’ fees and expenses	58,485	31,810
Transfer agent fees	33,755	27,476
New York Stock Exchange listing fees	30,247	22,046
Insurance expense	18,534	9,810
Miscellaneous	24,293	6,110
Total Expenses	6,390,930	8,147,872
Less: investment management fees waived	(53,989)	–
Net Expenses	6,336,941	8,147,872

Net Investment Income	59,710,293	45,039,802

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	43,024,030	6,939,838
Futures contracts	13,685,417	–
Swaps	(5,213,672)	(2,328,588)
Foreign currency transactions	(289,734)	625,708
Net change in unrealized appreciation/depreciation of: Investments	64,785,698	55,925,194
Futures contracts	(11,960,215)	–
Swaps	3,453,353	4,881,453
Securities sold short	–	12,658
Foreign currency transactions	852,962	213,924
Net realized and change in unrealized gain on investments, futures contracts, swaps, securities sold short, and foreign currency transactions	108,337,839	66,270,187
Net Increase in Net Assets Resulting from Investment Operations	168,048,132	111,309,989
Dividends on Preferred Shares from Net Investment Income	(407,257)	–

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$167,640,875	$111,309,989

PIMCO Corporate Income Fund
34	PIMCO Income Opportunity Fund Annual Report | 10.31.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended October 31,
	2010	2009
Investment Operations:
Net investment income	$59,710,293	$52,546,663
Net realized gain (loss) on investments, futures contracts, options written, swaps, and foreign currency transactions	51,206,041	(51,738,899)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, and foreign currency transactions	57,131,798	210,262,311
Net increase in net assets resulting from investment operations	168,048,132	211,070,075
Dividends on Preferred Shares from Net Investment Income	(407,257)	(927,291)
Net increase in net assets applicable to common shareholders resulting from investment operations	167,640,875	210,142,784

Dividends to Common Shareholders from Net Investment Income	(69,398,067)	(47,090,297)

Common Share Transactions:
Reinvestment of dividends	4,525,159	2,653,390
Total increase in net assets applicable to common shareholders	102,767,967	165,705,877

Net Assets Applicable to Common Shareholders:
Beginning of year	477,195,125	311,489,248
End of year (including undistributed net investment income of $10,943,856 and $20,205,102, respectively)	$579,963,092	$477,195,125

Common Shares Issued in Reinvestment of Dividends	326,002	266,026

PIMCO Corporate Income Fund
See accompanying Notes to Financial Statements. | 10.31.10 |	PIMCO Income Opportunity Fund Annual Report	35

PIMCO Income Opportunity Fund
Statements of Changes in Net Assets

	Year ended October 31,
	2010	2009
Investment Operations:
Net investment income	$45,039,802	$30,130,402
Net realized gain (loss) on investments, swaps and foreign currency transactions	5,236,958	(42,958,527)
Net change in unrealized appreciation/depreciation of investments, swaps, unfunded loan commitments, securities sold short and foreign currency transactions	61,033,229	93,567,523
Net increase in net assets resulting from investment operations	111,309,989	80,739,398

Dividends and Distributions to Shareholders from:
Net investment income	(30,717,420)	(17,298,778)
Return of capital	–	(12,981,782)
Total dividends and distributions to shareholders	(30,717,420)	(30,280,560)

Common Share Transactions:
Reinvestment of dividends and distributions	3,458,040	4,046,292
Total increase in net assets	84,050,609	54,505,130

Net Assets:
Beginning of year	307,679,369	253,174,239
End of year (including undistributed (dividends in excess of) net investment income of $14,447,953 and $(1,992,519), respectively)	$391,729,978	$307,679,369

Common Shares Issued in Reinvestment of Dividends and Distributions	148,129	233,499

PIMCO Corporate Income Fund
36	PIMCO Income Opportunity Fund Annual Report | 10.31.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Statements of Cash Flows

Year ended October 31, 2010

	Corporate Income	Income Opportunity
Increase (Decrease) in Cash from:
Cash Flows used for Operating Activities:
Net increase in net assets resulting from investment operations	$168,048,132	$111,309,989

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(508,192,648)	(560,295,260)
Proceeds from sales of long-term investments	386,921,515	457,093,637
(Purchases) sales of short-term portfolio investments, net	18,320,272	(18,900,981)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, securities sold short and foreign currency transactions	(57,131,798)	(61,033,229)
Net realized gain on investments, futures contracts, swaps and foreign currency transactions	(51,206,041)	(5,236,958)
Net amortization on investments	(6,359,899)	(9,663,260)
Payments for securities sold short	–	(9,554,063)
Decrease in receivable for investments sold	–	7,529,004
Increase in interest receivable	(3,334,672)	(1,236,933)
Proceeds from futures contracts transactions	2,032,926	–
Decrease in deposits with brokers for futures contracts collateral	473,000	–
Decrease in receivable from broker	17,594	–
Increase in prepaid expenses	(1,789)	(2)
Decrease in payable for investments purchased	–	(72,713,103)
Increase (decrease) in payable to brokers for cash collateral received	2,148,000	(110,000)
Periodic payments of swaps, net	(6,483,165)	(2,507,811)
Net cash provided by (used for) foreign currency transactions	(204,911)	129,123
Increase in investment management fees payable	95,973	278,618
Increase in interest payable for reverse repurchase agreements	15,388	62,131
Increase in accrued expenses and other liabilities	47,350	39,543
Net cash used for operating activities*	(54,794,773)	(164,809,555)

Cash Flows provided by Financing Activities:
Increase in payable for reverse repurchase agreements	119,941,808	196,601,326
Cash dividends paid (excluding reinvestment of dividends of $4,525,159 and $3,458,040, respectively)	(65,242,001)	(27,233,161)
Net cash provided by financing activities	54,699,807	169,368,165
Net increase (decrease) in cash	(94,966)	4,558,610
Cash at beginning of year	96,150	1,782,672
Cash at end of year	$1,184	$6,341,282

*                      Included in operating expenses is cash paid by Corporate Income and Income Opportunity for interest primarily related to participation in reverse repurchase agreement transactions of $337,404 and $1,677,005, respectively.

PIMCO Corporate Income Fund
See accompanying Notes to Financial Statements. | 10.31.10 |	PIMCO Income Opportunity Fund Annual Report	37

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

1. Organization and Significant Accounting Policies

PIMCO Corporate Income Fund (“Corporate Income”) and PIMCO Income Opportunity Fund (“Income Opportunity”), each the “Fund” and collectively the “Funds”, were organized as Massachusetts business trusts on October 17, 2001 and September 12, 2007, respectively. Prior to commencing operations on December 21, 2001 and November 30, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, and non-diversified, respectively, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value per share of common shares authorized.

Corporate Income’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a diversified portfolio of U.S. dollar denominated corporate debt obligations and of other income-producing securities.

Income Opportunity’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, Income Opportunity will seek to achieve its objective and produce total return for shareholders by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and income-producing securities of U.S. and foreign issuers, including emerging market issuers.

There is no guarantee that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

PIMCO Corporate Income Fund
38	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

1. Organization and Significant Accounting Policies (continued)

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•             Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•             Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•             Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasuries are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	39

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

1. Organization and Significant Accounting Policies (continued)

the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds and Notes — Corporate bonds and notes are generally comprised of two main categories: consisting of investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and options adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

PIMCO Corporate Income Fund
40	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at October 31, 2010 in valuing Corporate Income’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/10
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$11,199,416	$10,370,772	$21,570,188
Energy	–	–	3,999,000	3,999,000
Financial Services	–	326,356,583	24,307,835	350,664,418
Transportation	–	–	690,252	690,252
All Other	–	267,536,658	–	267,536,658
Mortgaged-Backed Securities	–	145,912,598	–	145,912,598
Municipal Bonds	–	43,403,423	–	43,403,423
Senior Loans	–	21,318,008	–	21,318,008
Convertible Preferred Stock	$14,328,036	–	–	14,328,036
Sovereign Debt Obligations	–	6,005,481	–	6,005,481
Asset-Backed Securities	–	3,497,430	–	3,497,430
Preferred Stock:
Banking	–	280,181	–	280,181
Diversified Financial Services	2,650,000	–	–	2,650,000
U.S. Treasury Obligations	–	1,501	–	1,501
Short-Term Investments	–	9,462,790	–	9,462,790
Total Investments in Securities – Assets	$16,978,036	$834,974,069	$39,367,859	$891,319,964
Other Financial Instruments* – Assets
Credit Contracts	–	$4,148,912	–	$4,148,912
Foreign Exchange Contracts	–	1,464,142	–	1,464,142
Total Other Financial Instruments* – Assets	–	$5,613,054	–	$5,613,054
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(623,850)	–	$(623,850)
Total Other Financial Instruments* – Liabilities	–	$(623,850)	–	$(623,850)
Total Investments	$16,978,036	$839,963,273	$39,367,859	$896,309,168

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	41

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Notes to Financial Statements

October 31, 2010

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Corporate Income for the year ended October 31, 2010, was as follows:

	Beginning Balance 10/31/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 10/31/10
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$8,295,979	$(1,453,913)	$(8,498)	$845	$1,179,222	$2,357,137	–	$10,370,772
Energy	–	–	–	–	–	3,999,000	–	3,999,000
Financial Services	882,555	16,799,543	5,806	(705,976)	7,325,907	–	–	24,307,835
Transportation	867,454	(178,923)	(2,030)	(2,284)	6,035	–	–	690,252
Mortgaged-Backed Securities	4,514,530	–	60,546	–	715,399	–	$(5,290,475)	–
Total Investments	$14,560,518	$15,166,707	$55,824	$(707,415)	$9,226,563	$6,356,137	$(5,290,475)	$39,367,859

A summary of the inputs used at October 31, 2010 in valuing Income Opportunity’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/10
Investments in Securities – Assets
Mortgaged-Backed Securities	–	$338,058,040	$2,395,460	$340,453,500
Corporate Bonds & Notes:
Airlines	–	2,731,250	24,819,086	27,550,336
Hotels/Gaming	–	1,758,000	6,188,599	7,946,599
All Other	–	152,141,508	–	152,141,508
Asset-Backed Securities	–	52,945,974	2,647,003	55,592,977
U.S. Government Agency Securities	–	23,511,419	–	23,511,419
Senior Loans	–	18,146,710	–	18,146,710
Convertible Preferred Stock	$15,938,965	–	–	15,938,965
Convertible Bonds	–	3,842,750	–	3,842,750
Municipal Bonds	–	3,170,464	–	3,170,464
Sovereign Debt Obligations	–	1,536,934	–	1,536,934
Preferred Stock	739,004	–	–	739,004
U.S. Treasury Obligations	–	106,008	–	106,008
Short-Term Investments	–	46,709,554	–	46,709,554
Total Investments in Securities – Assets	$16,677,969	$644,658,611	$36,050,148	$697,386,728
Other Financial Instruments* – Assets
Credit Contracts	–	$2,459,356	$40,334	$2,499,690
Foreign Exchange Contracts	–	211,207	–	211,207
Total Other Financial Instruments* – Assets	–	$2,670,563	$40,334	$2,710,897
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(1,102,560)	–	$(1,102,560)
Foreign Exchange Contracts	–	(405,231)	–	(405,231)
Total Other Financial Instruments* – Liabilities	–	$(1,507,791)	–	$(1,507,791)
Total Investments	$16,677,969	$645,821,383	$36,090,482	$698,589,834

PIMCO Corporate Income Fund
42	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Notes to Financial Statements

October 31, 2010

1. Organization and Significant Accounting Policies (continued)

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Opportunity for the year ended October 31, 2010, was as follows:

	Beginning Balance 10/31/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 10/31/10
Investments in Securities – Assets
Mortgaged-Backed Securities	–	$2,000,042	$1,609	–	$393,809	–	–	$2,395,460
Corporate Bonds & Notes:	–	–	–	–	–	–	–	–
Airlines	$8,058,296	4,027,102	147,002	$49,939	1,387,999	$11,148,748	–	24,819,086
Hotels/Gaming	–	–	–	–	–	6,188,599	–	6,188,599
Asset-Backed Securities	–	–	–	–	–	2,647,003	–	2,647,003
Total Investments in Securities – Assets	$8,058,296	$6,027,144	$148,611	$49,939	$1,781,808	$19,984,350	–	$36,050,148
Other Financial Instruments* – Assets
Credit Contracts	$122,850	–	–	–	$(82,516)	–	–	$40,334
Total Investments	$8,181,146	$6,027,144	$148,611	$49,939	$1,699,292	$19,984,350	–	$36,090,482

*

Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.
***	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments, which Corporate Income held at October 31, 2010, was $7,464,273. The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments, which Income Opportunity held at October 31, 2010, was $3,259,770 and $82,516, respectively. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Funds are amortized as income over the expected term of the loan. Commitment fees received by the Funds relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	43

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Notes to Financial Statements

October 31, 2010

1. Organization and Significant Accounting Policies (continued)

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at October 31, 2010. The federal income tax returns for the prior three fiscal years and since inception for Corporate Income and Income Opportunity, respectively, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

Corporate Income declares dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. Income Opportunity declares dividends from net investment income and short-term capital gains (if any) from the sale of portfolio securities and other sources to common shareholders monthly. Distributions of net long-term realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent that dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the

PIMCO Corporate Income Fund
44	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Notes to Financial Statements

October 31, 2010

1. Organization and Significant Accounting Policies (continued)

counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(k) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	45

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Notes to Financial Statements

October 31, 2010

1. Organization and Significant Accounting Policies (continued)

National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(o) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to various risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Funds hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly

PIMCO Corporate Income Fund
46	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

2. Principal Risks (continued)

over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Corporate Income had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers Inc., (“SLH”) as counterparty were written down to their estimated recoverable

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	47

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

2. Principal Risks (continued)

values. Anticipated losses for securities transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivable is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts. There were no open future contracts for Corporate Income and Income Opportunity at October 31, 2010.

(b) Option Transactions

The Funds purchase and write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value. There were no open option transactions for Corporate Income and Income Opportunity at October 31, 2010.

(c) Swap Agreements

Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements,

PIMCO Corporate Income Fund
48	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

3. Financial Derivative Instruments (continued)

securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	49

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

3. Financial Derivative Instruments (continued)

will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2010 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap trasaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest reate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

PIMCO Corporate Income Fund
50	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

3. Financial Derivative Instruments (continued)

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain (loss) reflected in the Funds’ Statements of Assets and Liabilities.

Fair Value of Derivative Instruments at October 31, 2010

The following is a summary of the fair valuation of the Funds’ derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at October 31, 2010:

Corporate Income:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps	$4,148,912	–	$4,148,912
Unrealized appreciation of forward foreign currency contracts	–	$1,464,142	1,464,142
Total asset derivatives	$4,148,912	$1,464,142	$5,613,054
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	–	$(623,850)	$(623,850)
Total liability derivatives	–	$(623,850)	$(623,850)

Income Opportunity:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps	$2,499,690	–	$2,499,690
Unrealized appreciation of forward foreign currency contracts	–	$211,207	211,207
Total asset derivatives	$2,499,690	$211,207	$2,710,897
Liability derivatives:
Unrealized depreciation of swaps	$(1,102,560)	–	$(1,102,560)
Unrealized depreciation of forward foreign currency contracts	–	$(405,231)	(405,231)
Total liability derivatives	$(1,102,560)	$(405,231)	$(1,507,791)

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	51

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

3. Financial Derivative Instruments (continued)

The effect of derivative instruments on the Funds’ Statements of Operations for the year ended October 31, 2010:

Corporate Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(473,944)	–	–	$(473,944)
Futures contracts	13,685,417	–	–	13,685,417
Swaps	15,450	$(5,229,122)	–	(5,213,672)
Foreign currency transactions (forward foreign currency contracts)	–	–	$(1,168,091)	(1,168,091)
Total net realized gain (loss)	$13,226,923	$(5,229,122)	$(1,168,091)	$6,829,710
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(190,728)	–	–	$(190,728)
Futures contracts	(11,960,215)	–	–	(11,960,215)
Swaps	(8,494)	$3,461,847	–	3,453,353
Foreign currency transactions (forward foreign currency contracts)	–	–	$770,119	770,119
Total net change in unrealized appreciation/depreciation	$(12,159,437)	$3,461,847	$770,119	$(7,927,471)

Income Opportunity:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$(2,328,588)	–	$(2,328,588)
Foreign currency transactions (forward foreign currency contracts)	–	$260,026	260,026
Total net realized gain (loss)	$(2,328,588)	$260,026	$(2,068,562)
Net change in unrealized appreciation/depreciation of:
Swaps	$4,881,453	–	$4,881,453
Foreign currency transactions (forward foreign currency contracts)	–	$710,510	710,510
Total net change in unrealized appreciation/depreciation	$4,881,453	$710,510	$5,591,963

The average volumes of derivative instrument activities during the year ended October 31, 2010:

	Options Purchased		Futures Contracts (1)		Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements (3)		Interest Rate Swap
	Contracts	Notional	Long	Short	Purchased	Sold	Buy	Sell	Agreements (3)
Corporate Income	473	5,400,000	688	–	18,383,124	48,563,671	23,863	58,120	200
Income Opportunity	–	–	–	–	1,932,886	42,444,474	6,660	40,473	–

(1)  Number of contracts

(2)  U.S. $ value on origination date

(3)  Notional amount (in thousands)

PIMCO Corporate Income Fund
52	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of Corporate Income’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding and 1.00% of Income Opportunity’s average daily total managed assets. For Income Opportunity, total managed assets refers to the total assets (including any assets attributable to any reverse repurchase agreements and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). In order to reduce Corporate Income’s expenses the Investment Manager had contractually agreed to waive a portion of its investment management fee at the annual rate of 0.05% of average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding, through December 31, 2009. For the year ended October 31, 2010, Corporate Income paid investment management fees at an annual rate of 0.74% of average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding.

The Investment Manager has retained the Sub-Adviser to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities, for the year ended October 31, 2010, were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Corporate Income	$ 9,316,026	$ 17,601,256	$498,876,622	$371,907,152
Income Opportunity	200,430,403	273,870,596	359,864,857	193,174,018

(a) Credit default swap agreements:

Buy protection swap agreements outstanding at October 31, 2010 (1):

Income Opportunity:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)*	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Bank of America:
American International Group	$6,200	2.14%	3/20/18	(5.00)%	$(1,149,931)	$(610,679)	$(539,252)
Morgan Stanley:
Dow Jones CDX HY-14 5-Year Index	10,000	4.52%	6/20/15	(5.00)%	(250,088)	220,000	(470,088)
					$(1,400,019)	$(390,679)	$(1,009,340)

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	53

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

5. Investments in Securities (continued)

Sell protection swap agreements outstanding at October 31, 2010 (2):

Corporate Income:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)*	Termination Date	Payments Received	Market Value (5)	Upfront Premiums (Received)	Unrealized Appreciation
Bank of America:
Brazilian Government International Bond	$2,600	1.00%	12/20/15	1.00%	$3,639	$(19,925)	$23,564
Barclays Bank:
Brazilian Government International Bond	10,400	1.00%	12/20/15	1.00%	14,556	(77,143)	91,699
SLM	2,000	3.71%	12/20/13	5.00%	86,696	(250,000)	336,696
Citigroup:
SLM	11,600	3.71%	12/20/13	5.00%	502,840	(1,296,000)	1,798,840
Deutsche Bank:
SLM	10,500	3.71%	12/20/13	5.00%	455,156	(1,400,000)	1,855,156
HSBC Bank:
Mexico Government International Bond	4,000	1.07%	12/20/15	1.00%	(8,225)	(51,182)	42,957
					$1,054,662	$(3,094,250)	$4,148,912

Income Opportunity:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)*	Termination Date	Payments Received	Market Value (5)	Upfront Premiums (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
MetLife	$6,200	1.90%	9/20/15	1.00%	$(248,095)	$(416,629)	$168,534
Barclays Bank:
Gazprom	1,250	2.35%	12/20/17	1.90%	(26,229)	—	(26,229)
VTB Capital	1,250	3.38%	12/20/17	2.34%	(66,991)	—	(66,991)
Citigroup:
Majapahit Holding	3,000	2.49%	12/20/17	2.65%	40,334	—	40,334
Republic of Indonesia	3,000	1.50%	12/20/17	2.14%	132,447	—	132,447
SLM	2,500	3.71%	12/20/13	5.00%	108,370	(385,000)	493,370
Credit Suisse First Boston:
TNK	1,500	3.28%	12/20/17	3.15%	6,197	—	6,197
Deutsche Bank:
ING Bank	€5,000	1.37%	6/20/11	1.40%	12,750	—	12,750
SLM	$1,400	3.71%	12/20/13	5.00%	60,688	(196,000)	256,688
Merrill Lynch:
Dow Jones CDX HY-9 5-Year Index 35-100%	9,627	0.41%	12/20/12	1.44%	228,433	—	228,433
SLM	7,000	3.71%	12/20/13	5.00%	303,437	(857,500)	1,160,937
					$551,341	$(1,855,129)	$2,406,470

*	Unaudited.
(1)

If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount

PIMCO Corporate Income Fund
54	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

5. Investments in Securities (continued)

of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Funds could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Forward foreign currency contracts outstanding at October 31, 2010:

Corporate Income:	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value October 31, 2010	Unrealized Appreciation (Depreciation)
Purchased:
186,100 Brazilian Real settling 9/2/11	Bank of America	$100,000	$102,811	$2,811
10,967,964 Brazilian Real settling 12/2/10	Citigroup	6,553,908	6,421,494	(132,414)
1,714,906 Brazilian Real settling 12/2/10	HSBC Bank	969,010	1,004,038	35,028
185,950 Brazilian Real settling 9/2/11	Morgan Stanley	100,000	102,728	2,728
348,610 Brazilian Real settling 12/2/10	Royal Bank of Scotland	200,000	204,103	4,103
1,160,846 Chinese Yuan Renminbi settling 11/23/10	Barclays Bank	175,000	174,485	(515)
800,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	124,514	124,122	(392)
1,883,914 Chinese Yuan Renminbi settling 11/17/10	Citigroup	284,000	282,955	(1,045)
4,809,971 Chinese Yuan Renminbi settling 11/15/11	Citigroup	740,395	746,276	5,881
4,848,720 Chinese Yuan Renminbi settling 11/17/10	Deutsche Bank	731,812	728,255	(3,557)

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	55

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

5. Investments in Securities (continued)

Corporate Income:	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value October 31, 2010	Unrealized Appreciation (Depreciation)
Purchased:
398,390 Chinese Yuan Renminbi settling 1/10/11	Deutsche Bank	$59,466	$60,217	$751
1,964,000 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	305,776	304,718	(1,058)
1,912,312 Chinese Yuan Renminbi settling 11/17/10	Morgan Stanley	289,000	287,220	(1,780)
10,048,000 Euro settling 11/23/10	Deutsche Bank	12,867,770	13,962,132	1,094,362
4,658,000 Indian Rupee settling 11/12/10	Barclays Bank	100,000	104,619	4,619
2,658,000 Indian Rupee settling 3/9/11	Barclays Bank	58,818	58,468	(350)
2,000,000 Indian Rupee settling 3/9/11	Royal Bank of Scotland	44,444	43,994	(450)
902,000,000 Indonesian Rupiah settling 11/24/10	Barclays Bank	100,000	100,574	574
901,500,000 Indonesian Rupiah settling 11/24/10	HSBC Bank	100,000	100,519	519
61,751,000 Japanese Yen settling 11/1/10	Citigroup	744,319	766,617	22,298
2,177,000 Japanese Yen settling 11/1/10	Royal Bank of Scotland	26,692	27,027	335
3,828,190 Mexican Peso settling 2/22/11	Barclays Bank	296,674	307,773	11,099
1,303,220 Mexican Peso settling 2/22/11	Morgan Stanley	100,000	104,774	4,774
728,400 South African Rand settling 1/28/11	Barclays Bank	100,000	103,337	3,337
1,520,300 South African Rand settling 9/13/11	Barclays Bank	200,000	208,778	8,778
5,814,254 South African Rand settling 1/28/11	HSBC Bank	829,600	824,856	(4,744)
759,900 South African Rand settling 9/13/11	Morgan Stanley	100,000	104,355	4,355
13,569,600 South Korean Won settling 11/12/10	JPMorgan Chase	12,000	12,054	54
Sold:
10,967,964 Brazilian Real settling 3/2/11	Citigroup	6,431,315	6,307,966	123,349
13,031,480 Brazilian Real settling 12/2/10	Royal Bank of Scotland	7,700,000	7,629,635	70,365

PIMCO Corporate Income Fund
56	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

5. Investments in Securities (continued)

Corporate Income:	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value October 31, 2010	Unrealized Appreciation (Depreciation)
Sold:
141,000 British Pound settling 12/20/10	Bank of America	$221,325	$225,347	$(4,022)
375,000 British Pound settling 12/20/10	BNP Paribas	594,750	599,327	(4,577)
5,126,000 British Pound settling 12/20/10	Citigroup	7,972,470	8,192,398	(219,928)
1,016,000 British Pound settling 12/20/10	Goldman Sachs	1,581,722	1,623,776	(42,054)
2,294,000 British Pound settling 12/20/10	UBS	3,567,635	3,666,282	(98,647)
496,000 Canadian Dollar settling 11/18/10	Deutsche Bank	484,493	487,237	(2,744)
2,343,000 Canadian Dollar settling 11/18/10	Morgan Stanley	2,298,456	2,301,605	(3,149)
234,000 Canadian Dollar settling 11/18/10	Royal Bank of Scotland	228,576	229,866	(1,290)
132,810 Chinese Yuan Renminbi settling 1/10/11	Bank of America	20,000	20,074	(74)
800,000 Chinese Yuan Renminbi settling 11/17/10	Barclays Bank	120,482	120,156	326
4,809,971 Chinese Yuan Renminbi settling 11/17/10	Citigroup	720,056	722,435	(2,379)
398,390 Chinese Yuan Renminbi settling 11/17/10	Deutsche Bank	59,253	59,836	(583)
1,964,000 Chinese Yuan Renminbi settling 11/17/10	JPMorgan Chase	295,783	294,983	800
8,573,600 Chinese Yuan Renminbi settling 9/14/11	JPMorgan Chase	1,322,066	1,324,047	(1,981)
265,580 Chinese Yuan Renminbi settling 1/10/11	Morgan Stanley	40,000	40,143	(143)
672,585 Chinese Yuan Renminbi settling 11/17/10	Royal Bank of Scotland	100,050	101,019	(969)
760,000 Euro settling 11/23/10	Barclays Bank	1,002,858	1,056,053	(53,195)
376,000 Euro settling 11/23/10	BNP Paribas	521,308	522,468	(1,160)
26,976,000 Euro settling 1/25/11	Citigroup	37,506,216	37,451,078	55,138
2,658,000 Indian Rupee settling 11/12/10	Barclays Bank	59,623	59,699	(76)
2,000,000 Indian Rupee settling 11/12/10	Royal Bank of Scotland	45,086	44,920	166

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	57

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

5. Investments in Securities (continued)

Corporate Income:	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value October 31, 2010	Unrealized Appreciation (Depreciation)
Sold:
1,803,500,000 Indonesian Rupiah settling 11/24/10	JPMorgan Chase	$201,508	$201,093	$415
63,928,000 Japanese Yen settling 11/1/10	Morgan Stanley	759,601	793,644	(34,043)
2,177,000 Japanese Yen settling 12/6/10	Royal Bank of Scotland	26,699	27,034	(335)
10,000 Malaysian Ringgit settling 2/7/11	Barclays Bank	3,219	3,193	26
26,202 Malaysian Ringgit settling 2/7/11	Deutsche Bank	8,443	8,367	76
5,001,410 Mexican Peso settling 2/22/11	Bank of America	395,900	402,096	(6,196)
8,605,992 South African Rand settling 1/28/11	Deutsche Bank	1,227,936	1,220,914	7,022
13,569,600 South Korean Won settling 11/12/10	JPMorgan Chase	12,107	12,054	53
				$840,292

Income Opportunity:	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value October 31, 2010	Unrealized Appreciation (Depreciation)
Purchased:
68,899 South African Rand settling 1/28/11	HSBC Bank	$9,831	$9,775	$(56)
Sold:
4,659,000 British Pound settling 12/20/10	Citigroup	7,233,494	7,446,036	(212,542)
1,025,000 British Pound settling 12/20/10	Goldman Sachs	1,595,733	1,638,160	(42,427)
3,630,000 British Pound settling 12/20/10	UBS	5,696,753	5,801,483	(104,730)
21,023,000 Euro settling 1/25/11	Citigroup	29,229,433	29,186,463	42,970
84,371,000 Japanese Yen settling 12/6/10	Barclays Bank	1,002,251	1,047,727	(45,476)
223,567,350 Russian Ruble settling 4/1/11	Barclays Bank	7,318,080	7,149,843	168,237
				$(194,024)

At October 31, 2010, Corporate Income held $390,000 in principal value of U.S. Treasury Bills and $1,540,000 in cash as collateral for derivatives. At October 31, 2010, Income Opportunity held $130,000 in principal value of U.S. Treasury Bills and $790,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Funds’ investment strategies. Securities held as collateral will not be pledged and are not reflected in the Funds’ Schedules of Investments.

PIMCO Corporate Income Fund
58	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

5. Investments in Securities (continued)

(c) Open reverse repurchase agreements at October 31, 2010 were:

Corporate Income:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	10/15/10	11/16/10	$21,366,952	$21,362,413
	0.45%	10/20/10	11/18/10	5,239,181	5,238,395
	0.45%	10/25/10	11/16/10	22,571,975	22,570,000
Barclays Bank	0.50%	10/22/10	11/24/10	16,483,289	16,481,000
	0.50%	10/29/10	12/1/10	27,947,164	27,946,000
Credit Suisse First Boston	0.50%	10/8/10	11/8/10	7,627,542	7,625,000
	0.50%	10/15/10	11/16/10	12,509,953	12,507,000
	0.50%	10/19/10	11/17/10	12,277,216	12,275,000
Greenwich Capital Markets	0.50%	10/20/10	11/19/10	13,896,316	13,894,000
	0.50%	10/22/10	11/24/10	2,158,300	2,158,000
	0.50%	10/25/10	11/30/10	11,682,136	11,681,000
					$153,737,808

Income Opportunity:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.27%	10/20/10	11/18/10	$8,166,735	$8,166,000
	0.45%	10/12/10	11/12/10	3,207,052	3,206,250
	0.45%	10/25/10	11/30/10	3,395,360	3,395,063
	0.65%	10/12/10	11/12/10	3,710,610	3,709,271
	0.65%	10/18/10	11/16/10	2,855,972	2,855,250
	0.65%	10/22/10	11/23/10	5,191,085	5,190,148
	0.86%	10/6/10	11/5/10	9,227,728	9,222,000
	0.86%	10/18/10	11/16/10	6,043,020	6,041,000
	0.86%	10/22/10	11/23/10	6,115,461	6,114,000
Barclays Bank	0.50%	10/5/10	11/2/10	4,264,599	4,263,000
	0.50%	10/12/10	11/8/10	7,805,168	7,803,000
	0.50%	10/14/10	11/9/10	474,119	474,000
	0.50%	10/20/10	11/18/10	2,542,424	2,542,000
	0.50%	10/21/10	11/22/10	4,705,719	4,705,000
	0.50%	10/25/10	11/30/10	2,074,202	2,074,000
	0.70%	10/5/10	11/2/10	3,028,589	3,027,000
	0.70%	10/7/10	11/8/10	3,648,773	3,647,000
	0.70%	10/12/10	11/8/10	3,190,240	3,189,000
	0.70%	10/14/10	11/9/10	3,502,225	3,501,000
	0.70%	10/15/10	11/16/10	1,082,358	1,082,000
	0.70%	10/20/10	11/18/10	3,027,706	3,027,000
	0.70%	10/21/10	11/22/10	7,325,567	7,324,000
	0.70%	10/22/10	11/24/10	3,094,602	3,094,000
	0.856%	10/12/10	11/8/10	14,118,711	14,112,000
	0.856%	10/20/10	11/18/10	3,961,130	3,960,000
	1.256%	10/12/10	11/8/10	2,948,056	2,946,000
	1.256%	10/19/10	11/17/10	4,209,909	4,208,000

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	59

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

5. Investments in Securities (continued)

Income Opportunity:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Credit Suisse First Boston	0.50%	10/7/10	11/8/10	$3,029,051	$3,028,000
	0.50%	10/15/10	11/16/10	2,856,674	2,856,000
	0.50%	10/19/10	11/17/10	3,960,715	3,960,000
	0.50%	10/25/10	11/30/10	29,241,843	29,239,000
	0.55%	10/26/10	12/1/10	1,209,111	1,209,000
	0.60%	10/28/10	12/1/10	2,595,173	2,595,000
	0.65%	10/19/10	11/17/10	8,685,038	8,683,000
	0.65%	10/25/10	11/30/10	11,767,487	11,766,000
	0.65%	10/26/10	12/1/10	1,146,124	1,146,000
	0.70%	10/19/10	11/17/10	5,313,343	5,312,000
Goldman Sachs	0.26%	10/20/10	11/10/10	14,184,229	14,183,000
Greenwich Capital Markets	0.50%	10/12/10	11/8/10	989,275	989,000
	0.50%	10/20/10	11/19/10	1,556,259	1,556,000
	0.756%	10/15/10	11/16/10	5,805,072	5,803,000
	0.855%	10/27/10	12/1/10	2,942,349	2,942,000
	0.856%	10/14/10	11/9/10	5,799,481	5,797,000
	0.856%	10/15/10	11/16/10	6,423,596	6,421,000
	0.857%	10/7/10	11/8/10	852,507	852,000
	1.056%	10/14/10	11/9/10	3,301,742	3,300,000
	1.057%	10/7/10	11/8/10	1,641,204	1,640,000
	1.256%	10/14/10	11/9/10	7,493,703	7,489,000
JPMorgan Chase	0.60%	10/7/10	11/8/10	22,684,448	22,675,000
	0.60%	10/27/10	12/1/10	15,447,287	15,446,000
Morgan Stanley	0.87%	10/5/10	11/4/10	5,688,709	5,685,000
	0.88%	10/14/10	11/9/10	627,276	627,000
	0.97%	10/25/10	11/30/10	9,614,813	9,613,000
	0.98%	10/12/10	11/8/10	2,877,566	2,876,000
	0.98%	10/19/10	11/17/10	8,461,994	8,459,000
					$309,023,982

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2010 for Corporate Income and Income Opportunity were $71,383,507 and $253,078,061, respectively, at a weighted average interest rate of 0.49% and 0.68%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at October 31, 2010 was $164,761,382 and $345,458,713, respectively.

At October 31, 2010, Corporate Income held $500,000 in principal value of U.S. Treasury Bills, $2,700,000 in Corporate Bonds and Notes and $1,308,000 in cash as collateral for open reverse repurchase agreements. At October 31, 2010, Income Opportunity held $1,749,000 in principal value of U.S. Treasury Bonds and $1,790,000 in cash as collateral for reverse repurchase agreements outstanding. Cash collateral held may be invested in accordance with the Funds’ investment strategies. Securities held as collateral will not be pledged and are not reflected in the Funds’ Schedules of Investments.

PIMCO Corporate Income Fund
60	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

6. Income Tax Information

Corporate Income:

The tax characters of dividends paid was:

	Year ended October 31, 2010	Year ended October 31, 2009
Ordinary Income	$69,805,324	$48,017,588

At October 31, 2010, distributable earnings of $12,503,526 was comprised entirely from ordinary income.

For the year ended October 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions and paydowns. These adjustments were to increase undistributed net investment income by $833,785 and increase accumulated net realized loss by $833,785.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended October 31, 2010, the Fund received $555,243 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At October 31, 2010, the Fund had a capital loss carryforward of $78,657,662 (of which $18,994,968 will expire in 2016, and $59,662,694 will expire in 2017) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed. During the year ended October 31, 2010, the Fund utilized $39,125,424 of available capital loss carryforwards.

Income Opportunity:

The tax characters of dividends and distributions paid were:

	Year ended October 31, 2010	Year ended October 31, 2009
Ordinary Income	$30,717,420	$17,298,778
Return of Capital	—	12,981,782

At October 31, 2010, distributable earnings of $14,311,499 was comprised entirely of ordinary income.

For the year ended October 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions and paydowns. These adjustments were to increase undistributed net investment income by $2,118,090 and increase accumulated net realized loss by $2,118,090.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended October 31, 2010, the Fund received $942,984 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At October 31, 2010, the Fund had a capital loss carryforward of $33,136,765 (of which $2,190,108 will expire in 2016 and $30,946,657 will expire in 2017) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed. During the year ended October 31, 2010, the Fund utilized $3,514,570 of available capital loss carryforwards.

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	61

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

6. Income Tax Information (continued)

The cost basis of investments for federal income tax and gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2010 was:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Corporate Income	$777,150,532	$130,063,568	$15,894,136	$114,169,432
Income Opportunity	618,850,488	85,197,602	6,661,362	78,536,240

The difference between book and tax cost is primarily attributable to wash sales and recognized gain for tax purposes on a corporate action.

7. Auction-Rate Preferred Shares — Corporate Income

Corporate Income has 1,352 shares of Preferred Shares Series M, 1,352 shares of Preferred Shares Series T, 1,352 shares of Preferred Shares Series W, 1,352 shares of Preferred Shares Series TH and 1,352 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended October 31, 2010, the annualized dividend rates ranged from:

	High	Low	At October 31, 2010
Series M	0.542%	0.105%	0.315%

Series T	0.422%	0.105%	0.270%

Series W	0.452%	0.090%	0.210%

Series TH	0.527%	0.075%	0.270%

Series F	0.452%	0.075%	0.330%

Corporate Income is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude Corporate Income from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by Corporate Income have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by Corporate Income have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7 day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If Corporate Income ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

See note “8. Legal Proceedings” below for a discussion of shareholder demand letters received by certain closed-end funds managed by the Investment Manager, including Corporate Income.

PIMCO Corporate Income Fund
62	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2010

8. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including Corporate Income and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation in August 2010, the independent trustees of Corporate Income rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

9. Subsequent Events

On November 1, 2010, the following dividends were declared to common shareholders payable December 1, 2010 to shareholders of record on November 12, 2010:

Corporate Income	$0.10625 per common share
Income Opportunity	$0.177 per common share

On December 1, 2010, the following dividends were declared to common shareholders payable December 29, 2010 to shareholders of record on December 13, 2010:

Corporate Income	$0.10625 per common share
Income Opportunity	$0.177 per common share

On December 21, 2010, the following special year-end dividends were declared to common shareholders payable January 7, 2011 to shareholders of record on December 31, 2010:

Corporate Income	$0.40 per common share
Income Opportunity	$1.17 per common share

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	63

PIMCO Corporate Income Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended October 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of year	$12.88		$8.47		$13.76		$14.76		$14.63
Investment Operations:
Net investment income	1.61		1.42		1.24		1.31		1.42
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	2.90		4.29		(4.94)		(0.51)		0.43
Total from investment operations	4.51		5.71		(3.70)		0.80		1.85
Dividends and Distributions on Preferred Shares from Net Investment Income:	(0.01)		(0.02)		(0.31)		(0.43)		(0.38)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	4.50		5.69		(4.01)		0.37		1.47
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.87)		(1.28)		(1.28)		(1.28)		(1.34)
Net realized gains	–		–		–		(0.09)		–
Total dividends and distributions to common shareholders	(1.87)		(1.28)		(1.28)		(1.37)		(1.34)
Net asset value, end of year	$15.51		$12.88		$8.47		$13.76		$14.76
Market price, end of year	$16.24		$13.06		$10.00		$14.25		$15.68
Total Investment Return (1)	41.86%		48.69%		(22.55)%		(0.26)%		15.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$579,963		$477,195		$311,489		$502,714		$535,104
Ratio of expenses to average net assets, including interest expense (2)(5)	1.24	%(4)	1.52	%(4)	1.50	%(3)(4)	1.30	%(3)(4)	1.16	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)(5)	1.17%		1.48%		1.39	%(3)	1.21	%(3)	1.13	%(3)
Ratio of net investment income to average net assets (2)(5)	11.64%		15.34%		10.09%		9.11%		9.83%
Preferred shares asset coverage per share	$110,790		$95,590		$50,953		$66,871		$69,566
Portfolio turnover	52%		117%		118%		46%		30%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(4)	Interest expense relates primarily to the liability for floating rate notes issued in connection with inverse floater transactions and/or participation in reverse repurchase agreement transactions.
(5)

During the fiscal years indicated above, the Investment Manager waived a portion of its investment management fee. The effect such waivers had relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.18%, 0.25% and 0.32% for the years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively.

PIMCO Corporate Income Fund
64	PIMCO Income Opportunity Fund Annual Report | 10.31.10 | See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Financial Highlights

For a common share outstanding throughout each period:

	Year ended October 31,		November 30, 2007* through
	2010	2009	October 31, 2008

Net asset value, beginning of period	$21.40	$17.90	$23.88	**
Investment Operations:
Net investment income	3.11	2.11	1.46
Net realized and unrealized gain (loss) on investments, futures contracts, options written, unfunded loan commitments, swaps, securities sold short and foreign currency transactions	4.58	3.51	(5.62)
Total from investment operations	7.69	5.62	(4.16)
Dividends and Distributions to Shareholders from:
Net investment income	(2.12)	(1.21)	(1.77)
Return of capital	–	(0.91)
Total dividends and distributions to shareholders	(2.12)	(2.12)	(1.77)
Common Share Transactions:
Offering costs charged to paid-in capital in excess of par	–	–	(0.05)
Net asset value, end of period	$26.97	$21.40	$17.90
Market price, end of period	$26.92	$21.08	$18.10
Total Investment Return (1)	39.51%	31.54%	(21.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$391,730	$307,679	$253,174
Ratio of expenses to average net assets, including interest expense (3)	2.36%	1.78%	2.29	%(2)(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.86%	1.42%	1.45	%(2)(4)
Ratio of net investment income to average net assets	13.07%	12.04%	7.10	%(4)
Portfolio turnover	77%	292%	221%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(4)	Annualized.

PIMCO Corporate Income Fund
See accompanying Notes to Financial Statements. | 10.31.10 |	PIMCO Income Opportunity Fund Annual Report	65

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Income Fund and PIMCO Income Opportunity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Income Fund and PIMCO Income Opportunity Fund (the “Funds”) at October 31, 2010, the results of each of their operations and of cash flows for the year then ended, the changes in net assets applicable to common shareholders for PIMCO Corporate Income Fund and changes in net assets for PIMCO Income Opportunity Fund for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2010

PIMCO Corporate Income Fund
66	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Annual Shareholder Meeting Results/Changes to Board of Trustees/Tax Information (unaudited)

Annual Shareholder Meeting Results:

Corporate Income and Income Opportunity held their annual meeting of shareholders on April 14, 2010 which was adjourned to April 21, 2010.

Corporate Income:

Common/Preferred shareholders voted as indicated below:	Affirmative	Withheld Authority
Re-election of Paul Belica – Class II to serve until 2013	31,521,224	2,326,899

Election of James A. Jacobson* – Class II to serve until 2013	5,674	79

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Hans W. Kertess*, John C. Maney†, William B. Ogden, IV and R. Peter Sullivan III continued to serve as Trustees.

Income Opportunity:

Shareholders voted as indicated below:	Affirmative	Withheld Authority
Re-election of Paul Belica – Class II to serve until 2013	12,480,046	436,991

Election of James A. Jacobson – Class II to serve until 2013	12,528,852	388,185

Re-election of John C. Maney† – Class II to serve until 2013	12,536,369	380,668

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Hans W. Kertess, William B. Ogden, IV and R. Peter Sullivan III continued to serve as Trustees.

* Preferred Shares Trustee
† Interested Trustee

Changes to Board of Trustees:

Effective June 22, 2010, the Funds’ Board of Trustees appointed Alan Rappaport as a Class I (Corporate Income) and Class III (Income Opportunity) Trustee to serve until 2011.

R. Peter Sullivan, III retired from the Funds’ Board of Trustees effective July 31, 2010.

Effective September 21, 2010, the Funds’ Board of Trustees appointed Bradford K. Gallagher as a Class III Trustee to serve until 2011.

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended October 31, 2010 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Corporate Income and Income Opportunity designate 2.40% and 3.64%, respectively, of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

Corporate Income and Income Opportunity designate 2.40% and 3.64%, respectively, of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on the shareholder’s 2010 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended October 31, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	67

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Changes in Investment Policies/Portfolio Management Change — Corporate Income (unaudited)

Changes in Non-Fundamental Investment Policies:

Corporate Income:

Non-U.S. Dollar Denominated Securities. Effective April 12, 2010, Corporate Income may invest up to 25% of its total assets (measured at the time of investment) in non U.S. dollar denominated securities. This replaced Corporate Income’s prior maximum limit with respect to investment in debt instruments denominated in foreign currencies, which was 5% of total assets.

As a general matter providing additional flexibility to invest in non-U.S. dollar denominated securities could potentially increase a Fund’s exposures to foreign investment risk and/or foreign currency risk. See “2. Principal Risks” above for additional discussion of foreign investment risk, foreign currency risk and other relevant risks.

Effective March 1, 2010, Corporate Income adopted amended and restated by-laws (“By-laws”) that incorporate substantially revised and updated ratings criteria (the “New Fitch Criteria”) issued by Fitch, Inc. (“Fitch”) applicable to the Fund’s outstanding auction rate preferred shares (“Preferred Shares”). The New Fitch Criteria include two separate Preferred Shares asset coverage tests which differ from the single test previously applicable to Fitch’s ratings. Other key components of the New Fitch Criteria as cited by Fitch include, among others, updated asset discount factors, changes to issuer and industry concentration thresholds and guidelines, and inclusion of certain leverage and derivatives when calculating the Fitch asset coverage tests. The New Fitch Criteria are available on the Fitch website (www.fitchratings.com) and are incorporated by reference into Corporate Income’s By-laws. Furthermore, as announced in a press release dated March 12, 2010, Fitch has reaffirmed the ‘AAA’ rating it assigned to Corporate Income’s Preferred Shares.

Income Opportunity:

Below Investment Grade Securities. Effective December 15, 2009, Income Opportunity’s prior policy limiting the extent to which it could invest in below investment grade securities was rescinded such that the Fund may invest without limit in securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc. (“Moody’s”), below BBB by either Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch Ratings”) or unrated but judged by PIMCO to be of comparable quality), and may invest without limit in securities of any rating. Previously, Income Opportunity could invest without limit in below investment grade securities and up to 15% of its total assets in securities that were at the time of investment rated below B by one of the agencies rating the securities or that were unrated but judged by PIMCO to be of comparable quality.

The potential opportunities provided by lower quality securities in the high yield spectrum carry additional risks. Below investment grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” See “2. Principal Risks” above for additional discussion of credit risk and other relevant risks.

Borrowing and Leverage. Effective January 27, 2010, Income Opportunity’s maximum 38% aggregate leverage policy was revised to permit the Fund to utilize reverse repurchase agreements up to 50% of the Fund’s total assets and to utilize other forms of leverage covered by the prior policy up to the maximum extent permitted by the Investment Company Act of 1940 (the “1940 Act”).

Income Opportunity’s prior policy had provided that it would limit its use of leverage from reverse repurchase agreements (whether or not these instruments are covered in accordance with 1940 Act standards), borrowings, any other senior securities representing indebtedness and any future issuance of preferred shares such that the proceeds therefrom to the Fund would not exceed 38% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) at the time utilized.

PIMCO Corporate Income Fund
68	PIMCO Income Opportunity Fund Annual Report | 10.31.10

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Changes in Investment Policies/Portfolio Management Change — Corporate Income (unaudited) (continued)

That policy was rescinded and replaced in its entirely with the following policy:

Income Opportunity will limit its use of leverage from reverse repurchase agreements (whether or not these instruments are covered in accordance with the standards of the 1940 Act) such that the proceeds therefrom to the Fund will not exceed 50% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) at the time utilized.

The 1940 Act generally limits the extent to which Income Opportunity may utilize uncovered reverse repurchase agreements and other borrowings, together with any other senior securities representing indebtedness (as defined in the 1940 Act), to 33 1/3% of the Fund’s total assets less liabilities and indebtedness not represented by senior securities, at the time utilized. Also, under the 1940 Act, Income Opportunity is not permitted to issue preferred shares unless immediately after such issuance the Fund’s total assets less liabilities and indebtedness not represented by senior securities is at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities representing indebtedness held by the Fund (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets).

It should be noted that, while Income Opportunity’s use of leverage creates the opportunity for increased net income for the Fund, it also creates special risks, and there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose Income Opportunity to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on Income Opportunity’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to common shareholders. The use of leverage also increases the likelihood of greater volatility of net asset value and market price of Income Opportunity’s common shares. The use by Income Opportunity of reverse repurchase agreements to obtain leverage also involves special risks. For instance, the market value of the securities that Income Opportunity is obligated to repurchase under a reverse repurchase agreement may decline below the repurchase price and the securities may not be returned to the Fund. Also, because the fees received by AGIFM and by PIMCO from Income Opportunity are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that are outstanding), AGIFM and PIMCO have a financial incentive for the Fund to use reverse repurchase agreements, borrowings and preferred shares, which may create a conflict of interest between AGIFM/PIMCO and the Fund’s common shareholders.

Portfolio Management Change — Corporate Income:

Effective December 15, 2009, Mr. William H. Gross assumed primary responsibility for the day-to-day portfolio management of Corporate Income. Mr. Gross founded PIMCO more than 39 years ago and is a managing director and co-Chief Investment Officer of the company. He has 41 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

PIMCO Corporate Income Fund
10.31.10 |	PIMCO Income Opportunity Fund Annual Report	69

PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

Corporate Income:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreements with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 22-23, 2010 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2010.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2010, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common and preferred shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to the its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund provided by Lipper is small, consisting of a total of five leveraged closed-end funds, not including the Fund. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $117.1 million to $1.525 billion, and that two of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked four out of five funds in the expense peer group for actual management fees and three out of five funds in the expense group for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked fifth having the highest fees/expenses in the peer group).

With respect to performance, the Trustees also noted that the Fund outperformed its benchmark and had first quintile performance for the one-year period ended March 31, 2010 against a peer group of ten funds. The Trustees also noted that the Fund had first quintile performance for the three-year period against a peer group of ten funds and first quintile performance for the five-year period ended March 31, 2010 against a peer group of nine funds. At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to continue to provide performance information related to the Fund on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund is generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

Income Opportunity:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreements with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 22-23, 2010 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2010.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2010, (iv) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to the its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund provided by Lipper is small, consisting of a total of three leveraged closed-end funds, not including the Fund. The Trustees also noted that average net assets of the common

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

shares of the funds in the peer group ranged from $126.6 million to $889.8 million, and that one of the other funds is smaller in asset size than the Fund. The Trustees also noted that the Fund was ranked three out of three funds in the expense peer group for actual management fees and two out of three funds in the expense group for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked third having the highest fees/expenses in the peer group).

With respect to performance, the Trustees also noted that the Fund outperformed its benchmark and had first quintile performance for the one-year period ended March 31, 2010 against a peer group of nine funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Trustees did not consider the management fees charged by the Sub-Adviser to other clients.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

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Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

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Proxy Voting Policies & Procedures (unaudited)

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

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Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2001 – PCN/2007 – PKO

Term of office: Expected to stand for re-election at
2012 – PCN/2012 – PKO annual meeting of
shareholders.

Trustee/Director of 52 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001 – PCN/2007 – PKO

Term of office: Expected to stand for re-election at
2013 annual meeting of shareholders.

Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher
Date of Birth: 2/28/44
Trustee since: 2010

Term of office: Expected to stand for election at
2011 annual meeting of shareholders.

Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009

Term of office: Expected to stand for re-election at
2013 annual meeting of shareholders.

Trustee/Director of 52 funds in Fund Complex

Trustee/Director of 16 funds in Alpine Mutual Funds
Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006 – PCN/2007 – PKO

Term of office: Expected to stand for re-election at
2011 – PCN/2013 – PKO annual meeting of
shareholders.

Trustee/Director of 77 funds in Fund Complex
Trustee/Director of no funds outside Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006 – PCN/2007 -- PKO

Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.

Trustee/Director of 52 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport
Date of Birth: 3/13/53
Trustee since: 2010

Term of office: Expected to stand for election at
2011 annual meeting of shareholders.

Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

† Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated February 14, 2002 (PCN) and November 27, 2007 (PKO), which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

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PIMCO Corporate Income Fund/PIMCO Income Opportunity Fund
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002 – PCN/2007 – PKO

Managing Director, Head of Mutual Fund Services Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 48 funds in the Fund Complex and of The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002 – PCN/2007 – PKO

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 48 funds in the Fund Complex and of The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004 – PCN/2007 – PKO

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 77 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 77 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 77 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004 – PCN/2007 – PKO	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 77 funds in the Fund Complex and of The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006 – PCN/2007 – PKO	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 77 funds in the Fund Complex.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006 – PCN/2007 – PKO	Assistant Secretary of 77 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

PIMCO Corporate Income Fund
80	PIMCO Income Opportunity Fund Annual Report | 10.31.10

Trustees Hans W. Kertess Chairman of the Board of Trustees Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Kathleen A. Chapman
Assistant Secretary

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Income Fund and PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ608AR_103110

ITEM 2. CODE OF ETHICS

(a)             As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)            The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)             During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are an “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                 Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,000 in 2009 and $55,000 in 2010.

b)                Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2009 and $0 in 2010. These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)                 Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2009 and $14,700 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Income Opportunity Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)           The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)           Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)           Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)          2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)            Not applicable

g)         Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $4,266,724 and the 2010 Reporting Period was $3,956,161

h)         Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson and Bradford K. Gallagher.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)   The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO INCOME OPPORTUNITY FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of January 6, 2011, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Opportunity Fund (“PKO” or the “Fund”):

Dan J. Ivascyn
Mr. Ivascyn has been the portfolio manager since November 2007.  Mr. Ivascyn is a managing director, member of the Executive Committee and portfolio manager of PIMCO in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 19 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of October 31, 2010, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Dan J.Ivascyn	PKO	6	5,593.92	8	820.75	*	14	27,821.23	**

* Of these Other Pooled Investment Vehicles, 2 accounts totaling $409.30 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these other Accounts, 1 account totaling $1,478.25 million in assets pay an advisory fee that is based in part on the performance of that account.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer.  Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund.  When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a) (3)

As of October 31, 2010, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits.  Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.

The Total Compensation Plan consists of three components:

•                                  Base Salary — Base salary is determined based on core job responsibilities, market factors and business considerations.  Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

•                                  Performance Bonus — Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm.  Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success.  Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

•                                  Equity or Long Term Incentive Compensation — Equity allows certain professionals to participate in the long-term growth of the firm.  The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm.  M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.  Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan.  The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.  Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”).  In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of October 31, 2010.

PIMCO Income Opportunity Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan J. Ivascyn	$500,001 - $1,000,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	January 6, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	January 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	January 6, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	January 6, 2011